              As filed with the Securities and Exchange Commission.

                                                '33 Act Registration No. 2-28596
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM N-3

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933


                       Post-Effective Amendment No. 38         [x]


                             SEPARATE ACCOUNT NO. 1
                           (Exact Name of Registrant)


                        NATIONWIDE LIFE INSURANCE COMPANY
                           (Name of Insurance Company)

                   ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43216
     (Address of Insurance Company's Principal Executive Offices) (Zip Code)

    Insurance Company's Telephone Number, including Area Code: (614) 249-7111

     DENNIS W. CLICK, SECRETARY, ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43216
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering Continuously on and after May 1,
1998

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[x] on May 1, 1998 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1)of Rule 485
[ ] on (date), pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] or (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Group Common Stock Variable Annuity
                                      Contracts.



================================================================================




                                    1 of 79

                             SEPARATE ACCOUNT NO. 1
                               REFERENCE TO ITEMS
                              REQUIRED BY FORM N-3


Part A INFORMATION REQUIRED IN A PROSPECTUS
         Item 1.           Cover Page............................................................................. 3
         Item 2.           Definitions............................................................................ 4
         Item 3.           Synopsis .............................................................................. 5
         Item 4.           Condensed Financial Information........................................................ 6
         Item 5.           General Description of Registrant and Insurance Company................................ 8
         Item 6.           Management.............................................................................10
         Item 7.           Deductions and Expenses................................................................10
         Item 8.           General Description of Variable Annuity Contracts......................................13
         Item 9.           Annuity Period.........................................................................18
         Item 10.          Death Benefit..........................................................................12
         Item 11.          Purchases and Contract Value...........................................................18
         Item 12.          Redemptions............................................................................12
         Item 13.          Taxes..................................................................................12
         Item 14.          Legal Proceedings......................................................................20
         Item 15.          Table of Contents of the Statement of Additional Information...........................21

Part B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
         Item 16.          Cover Page.............................................................................22
         Item 17.          Table of Contents......................................................................22
         Item 18.          General Information and History........................................................22
         Item 19.          Investment Objectives and Policies.....................................................22
         Item 20.          Management.............................................................................24
         Item 21.          Investment Advisory and Other Services.................................................24
         Item 22.          Brokerage Allocation...................................................................24
         Item 23.          Purchase and Pricing of Securities Being Offered.......................................24
         Item 24.          Underwriters...........................................................................25
         Item 25.          Calculation of Yield Quotations of Money Market Sub-Accounts...........................25
         Item 26.          Annuity Payments.......................................................................25
         Item 27.          Financial Statements...................................................................26

Part C OTHER INFORMATION
         Item 28.          Financial Statements and Exhibits......................................................26
         Item 29.          Directors and Officers of the Insurance Company........................................61
         Item 30.          Persons Controlled by or Under Common Control with the
                           Insurance Company or Registrant........................................................63
         Item 31.          Number of Contract Owners..............................................................72
         Item 32.          Indemnification........................................................................72
         Item 33.          Business and Other Connections of Investment Adviser...................................72
         Item 34.          Principal Underwriters.................................................................72
         Item 35.          Location of Accounts and Records.......................................................72
         Item 36.          Management Services....................................................................72
         Item 37.          Undertakings...........................................................................72




                                    2 of 79

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   Home Office
                                 P.O. Box 16738
                              One Nationwide Plaza
                              Columbus, Ohio 43216
                                 (614) 249-5346

                  GROUP COMMON STOCK VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                        NATIONWIDE LIFE INSURANCE COMPANY


The Group Common Stock Variable Annuity Contracts (the "Contracts") described in this prospectus are sold to corporations and unincorporated businesses for use with pension, profit sharing, and other retirement plans (collectively referred to as the "Plan"). The Plan must qualify for special federal tax treatment under sections 401 or 403(a) of the Internal Revenue Code (the "Code") (see "Federal Income Tax Status").

The Contracts permit the Contractholder to accumulate Plan Contributions on a variable basis. Plan Contributions will be credited to the Participant Accounts in the form of Accumulation Units, the value of which will vary to reflect the results of Separate Account No. 1 (the "Separate Account"). The assets of the Separate Account will be held for the sole benefit of the holders of, and persons entitled to benefits under, Contracts issued pursuant to this prospectus. The investments of the Separate Account are intended to be composed primarily of common stocks. The value of the interests of Participants under the Contracts and the dollar amount of the Variable Annuity payments thereunder will, therefore, vary with the dividends and interest and fluctuations in the market value of the securities held in the Separate Account, and will be subject to the same risks as are inherent in the ownership of common stocks. The composition of the investments held will be determined from the long-term view of an investor concerned with the preservation of his or her capital and with the growth of his or her capital in relation to the growth of the economy and the changing value of the dollar (see "Investment Objectives and Policies" in this prospectus and in the Statement of Additional Information).

Nationwide Life Insurance Company (the "Company") may sell Fixed Dollar Annuity Contracts (the "Companion Fixed Contracts") and other variable annuity contracts to the same Contractholder if the Plan permits investment flexibility to the Contractholder or Participants.

This prospectus provides you with the basic information you should know about the Contracts before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 1998, containing additional information about the Contracts, the Company, and the Separate Account has been filed with the Securities and Exchange Commission ("SEC"). You can obtain a copy without charge from the Company by calling (614) 249-5346, or by writing P.O. Box 16738, One Nationwide Plaza, Columbus, Ohio 43216.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON PAGE 19 OF THIS PROSPECTUS.


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                                    3 of 79

                            GLOSSARY OF SPECIAL TERMS


ACCUMULATION UNIT- A statistical index measuring the net investment results of the Separate Account. It is the unit of measurement used to determine the value of a Contract and each Participant's Account.

ANNUITANT- The person actually receiving annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends.

ANNUITY UNIT- An accounting unit of measure used to calculate the value of Variable Annuity payments.

BENEFICIARY- The person named by the Contractholder to receive certain benefits under the Contract upon the death of the Participant. The Beneficiary can be changed by the Contractholder as set forth in the Contract.

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY- Nationwide Life Insurance Company.

CONTRACT ANNIVERSARY- An anniversary of the Date of Issue of the Contract.

CONTRACTHOLDER- The Contract Owner.

CONTRIBUTIONS- Amounts paid to the Company pursuant to the Contract in order to provide retirement income benefits.

DISTRIBUTION- Any payment by the Company of part or all of the Participant Account Value under the Contract.

PARTICIPANT- An eligible employee who is entitled to benefits under the Plan. Such persons are determined and reported to the Company by the Contractholder.

PARTICIPANT ACCOUNT- An account established by the Company for each Participant in which all financial transactions occurring with respect to a Participant under the Contract, other than the purchase and payment of an annuity, are recorded.

PLAN- The document referred to in the Contract as the Plan.


QUALIFIED PLANS- Retirement plans which receive favorable tax treatment under
Section 401 or Section 403(a) of the Code.


RETIRED PARTICIPANT- A Participant who is receiving retirement income in the form of an annuity.

VARIABLE ANNUITY- An annuity providing for payments which vary in amount with the investment experience of the Separate Account.

                                    4 of 79

                          SUMMARY OF CONTRACT EXPENSES


PARTICIPANT TRANSACTION EXPENSES

Maximum Contingent Deferred Sales Charge (as a percentage of Contributions)                        6.5%

Surrender Fees (as a percentage of surrender value)                                                  7%

Exchange Fee                                                                                       $15

PARTICIPANT ACCOUNT CHARGE                                                                         $15

ANNUAL EXPENSES
(as a percentage of average net assets)
         (Contract Maintenance Charge)                                                            1.30%
         Total Annual Expenses                                                                    1.30%




=======================================================================================================================
                    EXAMPLE                           1 YEAR            3 YEARS           5 YEARS         10 YEARS
=======================================================================================================================
If you cancel your  Participant  Account at the         83                121               161              209
end of the applicable time period:
      You would pay the  following  expenses on
      a $1,000 investment, assuming 5% annual
      return on assets:
------------------------------------------------ ----------------- ------------------ ---------------- ----------------
If you do not cancel your Participant Account:          18                56                96               209
      You would pay the  following  expenses on
      a $1,000  investment,  assuming 5% annual
      return on assets:
------------------------------------------------ ----------------- ------------------ ---------------- ----------------
If you  annuitize at the end of the  applicable         90                133               178              305
time period:
      You would pay the  following  expenses on
      a $1,000 investment, assuming 5% annual
      return on assets:
=======================================================================================================================



This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

The purpose of the preceding table is to assist the Participant in understanding the various costs and expenses that a Participant will bear directly or indirectly when investing in the Contract. A Contingent Deferred Sales Charge of not more than 6.5% is imposed only on Contributions made within 96 months of the date of withdrawal. No Contingent Deferred Sales Charge is imposed if part or all of a Participant's Account is used for purchase of an annuity, redemption upon death, or transfer to a Companion Fixed Contract. A Participant Account Charge of not more than $15 is deducted from each Participant's Account on each Contract Anniversary and upon cancellation of all or part of a Participant's Account unless the cancellation is for the purpose of purchasing an annuity or making a redemption upon death. The Surrender Charge is a one-time charge deducted from the Participant's Account upon the purchase of an annuity. In addition to the expenses shown above, premium taxes may also be charged, depending upon where the Contract is sold. For a more detailed explanation of these expenses, see "Charges And Other Deductions."

                                    5 of 79

                         CONDENSED FINANCIAL INFORMATION
                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*


=====================================================================================
                                        FROM             FROM             FROM
                                    JAN. 1, 1988     JAN. 1, 1989     JAN. 1, 1990
                                         TO               TO               TO
                                    DEC. 31, 1988    DEC. 31, 1989    DEC. 31, 1990
=====================================================================================
 Unit value at beginning of
 period                               7.7663472        9.1559374       12.2942826
 --------------------------------- ---------------- ---------------- ----------------
 NET INCOME                           .2546169         .4314503         .6862452
   Investment Income
 --------------------------------- ---------------- ---------------- ----------------
   Change to Separate Account
    for expenses, taxes and              -0-              -0-              -0-
    additions to surplus
 --------------------------------- ---------------- ---------------- ----------------
   Net Income                         .2546169         .4314503         .6862452
 --------------------------------- ---------------- ---------------- ----------------
 CAPITAL CHANGES
   Net realized capital gains         .8922013         1.0246383        .2962199
    (losses)
 --------------------------------- ---------------- ---------------- ----------------
   Net unrealized capital gains       .2427721         1.6822566       (.9802034)
    (losses)
 --------------------------------- ---------------- ---------------- ----------------
   Unit Value at end of period        9.1559374       12.2942826       12.2965444
 --------------------------------- ---------------- ---------------- ----------------
   Number of Accumulation
    Units outstanding at end of     1,644,078.96     1,526,288.77     1,436,543.92
    period
 --------------------------------- ---------------- ---------------- ----------------
   Increase (decrease) in Unit         17.89%           34.27%            .02%
    Value during period
 --------------------------------- ---------------- ---------------- ----------------
 RATIOS
   Expenses to average net              .293%            .246%            .334%
    assets
 --------------------------------- ---------------- ---------------- ----------------
   Net investment income to             3.20%            5.15%            3.24%
    average net assets
 --------------------------------- ---------------- ---------------- ----------------
   Portfolio turnover rate              17.7%            20.4%             8.5%
=====================================================================================


Due to changes in the Contracts described in this prospectus, the historical data supplied above should not be relied upon for future trends and results.

*The product of the ending unit values and the number of Accumulation Units will not balance to the total market value of the assets in the Separate Account. The difference is accounted for by the fact that a portion of the annuity reserve, and hence the net assets, of the Separate Account relate to Contracts not described in this prospectus.

                            (CONTINUED ON NEXT PAGE)

                                    6 of 79

                         CONDENSED FINANCIAL INFORMATION
          INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT* (CONTINUED)


============================================================================================================================
                                                        FROM                         FROM                      FROM
                                                    JAN. 1, 1991                 JAN. 1, 1992              JAN. 1, 1993
                                                         TO                           TO                        TO
                                                    DEC 31, 1991                 DEC. 31, 1992             DEC. 31, 1993
============================================================================================================================
Unit value at beginning of period                    12.2965444                   16.2373889                16.7112913
-----------------------------------------    ---------------------------    ------------------------    --------------------
NET INCOME                                            .4278250                     .4656912                  .4731035
  Investment Income
-----------------------------------------    ---------------------------    ------------------------    --------------------
  Change to Separate Account
    for expenses, taxes and                             -0-                           -0-                       -0-
    additions to surplus
-----------------------------------------    ---------------------------    ------------------------    --------------------
  Net Income                                          .4278250                     .4656912                  .4731035
-----------------------------------------    ---------------------------    ------------------------    --------------------
CAPITAL CHANGES
  Net realized capital gains                         1.1910187                     .4577232                  .4264519
   (losses)
-----------------------------------------    ---------------------------    ------------------------    --------------------
  Net unrealized capital gains                       2.3220008                    (.4495120)                 .2407792
   (losses)
-----------------------------------------    ---------------------------    ------------------------    --------------------
  Unit Value at end of period                        16.2373889                   16.7112913                17.8516259
-----------------------------------------    ---------------------------    ------------------------    --------------------
  Number of Accumulation Units
   outstanding at end of period                     1,251,874.00                 1,241,981.00              1,313,747.00
 -----------------------------------------    ---------------------------    ------------------------    --------------------
  Increase (decrease) in Unit                          32.05%                        2.92%                     6.82%
   Value during period
-----------------------------------------    ---------------------------    ------------------------    --------------------
RATIOS
  Expenses to average net assets                       .225%                         .251%                     .815%
-----------------------------------------    ---------------------------    ------------------------    --------------------
  Net investment income to                             2.95%                         2.60%                     2.74%
   average net assets
-----------------------------------------    ---------------------------    ------------------------    --------------------
  Portfolio turnover rate                              19.4%                         6.1%                      2.3%
============================================================================================================================


Due to changes in the Contracts described in this prospectus, the historical data supplied above should not be relied upon for future trends and results.

*The product of the ending unit values and the number of Accumulation Units will not balance to the total market value of the assets in the Separate Account. The difference is accounted for by the fact that a portion of the annuity reserve, and hence the net assets, of the Separate Account relate to Contracts not described in this prospectus.

                            (CONTINUED ON NEXT PAGE)

                                    7 of 79

                         CONDENSED FINANCIAL INFORMATION
          INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT* (CONTINUED)


================================================================================================================================
                                          FROM                      FROM                     FROM                   FROM
                                      JAN. 1, 1994              JAN. 1, 1995             JAN. 1, 1996           JAN. 1, 1997
                                           TO                        TO                       TO                     TO
                                      DEC. 31, 1994            DEC. 31, 1995            DEC. 31, 1996           DEC. 31, 1997
================================================================================================================================
Unit value at beginning of             17.8516259                18.0013570               23.2833339             29.7602948
  period
------------------------------    ----------------------    ---------------------    ---------------------    ------------------
NET INCOME                              .5052127                  .5172590                 .5542850               .5787980
  Investment Income
------------------------------    ----------------------    ---------------------    ---------------------    ------------------
  Change to Separate Account
    for expenses, taxes and                -0-                      -0-                      -0-                     -0-
    additions to surplus
------------------------------    ----------------------    ---------------------    ---------------------    ------------------
  Net Income                            .5052127                  .5172590                 .5542850               .5787980
------------------------------    ----------------------    ---------------------    ---------------------    ------------------
CAPITAL CHANGES
  Net realized capital gains            .0146140                  1.5462550                1.5943390              3.3926523
   (losses)
------------------------------    ----------------------    ---------------------    ---------------------    ------------------
  Net unrealized capital               (.3700956)                3.2184629                4.3283369               4.5926820
    gains losses)
------------------------------    ----------------------    ---------------------    ---------------------    ------------------
  Unit Value at end of period          18.0013570                23.2833339               29.7602948             38.3244271
------------------------------    ----------------------    ---------------------    ---------------------    ------------------
  Number of Accumulation
   Units outstanding at end             1,282,594                1,105,710                1,059,341               1,008,096
   of period
------------------------------    ----------------------    ---------------------    ---------------------    ------------------
  Increase (decrease) in Unit             .84%                     29.34%                   27.82%                 28.78%
   Value during period
------------------------------    ----------------------    ---------------------    ---------------------    ------------------
RATIOS
  Expenses to average net                 .568%                    .338%                    .435%                   .430%
   assets
------------------------------    ----------------------    ---------------------    ---------------------    ------------------
  Net investment income to                2.83%                    2.49%                    2.10%                   1.72%
   average net assets
------------------------------    ----------------------    ---------------------    ---------------------    ------------------
  Portfolio turnover rate                 2.1%                      4.9%                     9.6%                    8.7%
================================================================================================================================


Due to changes in the Contracts described in this prospectus, the historical data supplied above should not be relied upon for future trends and results.

*The product of the ending unit values and the number of Accumulation Units will not balance to the total market value of the assets in the Separate Account. The difference is accounted for by the fact that a portion of the annuity reserve, and hence the net assets, of the Separate Account relate to Contracts not described in this prospectus.

                                    8 of 79

                        NATIONWIDE LIFE INSURANCE COMPANY

The Company is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. The Company is a member of the "Nationwide Insurance Enterprise" with its Home Office at One Nationwide Plaza, Columbus, Ohio 43216.


The Company is a provider of life insurance, annuities, and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.


                              THE SEPARATE ACCOUNT

The Separate Account, which was established pursuant to Ohio insurance law on April 1, 1967, is administered and accounted for as part of the Company's business. All contractual obligations arising under the Contracts (e.g., the making of the payments provided for thereunder, the manner in which the amount of those payments will be determined, and the promise that the payments will continue for the lifetime of the Annuitant) will be general corporate obligations of the Company. The Company will be responsible for the safekeeping of the assets of the Separate Account.

The Separate Account will be legally segregated from the Company's other assets, i.e., the assets of the Separate Account will not be subject to claims of any persons except those investing in the Separate Account.

As explained below, the Contracts described in this prospectus provide for benefits that vary according to the investment results of a separate investment portfolio. This prospectus will be devoted primarily to a description of the manner of operation of the Separate Account. The assets of the Separate Account will be held for the sole benefit of the holders of, and persons entitled to benefits under, the Contracts described in this prospectus, and other variable contracts issued by the Company which provide for the dollar amount of payments or values to vary in order to reflect the investment results of the Separate Account. A Participant has no voice in the investment policies of the Separate Account.

Except to the extent of their interest in the Separate Account, as described in "Experience Credits", Participants in the Contracts offered herein do not participate in the experience of the Company.

                       INVESTMENT OBJECTIVES AND POLICIES

The Separate Account is an open-end managed separate account of the Company. It is a diversified portfolio of common stock, segregated from the general assets of the Company. The objectives of the Company and its policy in making investments for the Separate Account are as follows:

   1. The composition of the investments held will be determined from the long-term view as a prudent investor concerned with the preservation and growth of his capital in relation to the growth of the economy and the changing value of the dollar. Since earned income and realized capital gains will be compounded through reinvestment, account will be taken of the combination of current income and the possibilities of capital appreciation.

   2. The assets usually will be invested in a diversified portfolio of equities which, for the foreseeable future, will be primarily common stocks, with such changes as from time to time may be advisable, to take into account changes in the outlook of particular industries or companies. A relatively small percentage of the assets may be held in the form of preferred stocks, government bonds and corporate bonds or debentures, whether or not convertible into stock or with stock warrants. A reserve of cash and short-term debt securities may be held pending investment in accordance with investment policies.

   3. Purchases will be made for investment and not for trading purposes. Generally, long-range performances will be emphasized with minor concern for short-term market fluctuations, except to the extent that such fluctuations may provide attractive buying or selling levels for the portfolio. However, freedom of action is reserved to dispose of any investment, however short a time held, if its appreciation possibilities appear to have been substantially realized, or if the market risks have become such as to make its retention unwise. Furthermore, complete freedom is retained to dispose of investments whether gains or losses are thereby realized.

   4. All investments made must be restricted to those authorized by the laws of the State of Ohio in effect at the time such investments are made, with respect to separate account investments.

   5. Freedom of action is reserved to invest as much as 10% of the assets in real estate.

                                    9 of 79

   6. The following practices will be prohibited: maintenance of a "short" or a "margin" trading position in any security, commodity trading, speculative trading in foreign exchange, the making of loans of cash or of securities to officers or directors of the Company, the purchase of securities of any type for the purpose of thereby gaining control or influencing the management of any other company, or engaging in underwriting the Distribution of securities.

  With respect to item 4 of the above investment policy, the current restrictions under Ohio law are as follows:

          A) Except in the case of securities of investment companies registered under the Investment Company Act of 1940, or in the case of annuities or funding agreements issued by a life insurance company authorized to do business in this state from its general account, or in the case of the transfer of any investment or other asset in any separate account to any other account or to the general assets of the Company or any investment among the general assets of the Company transferred to any separate account not more than 25% of the amounts allocated to the separate account and the accumulations thereon shall be invested in the stocks, notes, debentures, bonds, or other securities of any one corporation or issuer.

          B) Not more than 25% of the issued and outstanding voting securities of any one corporation or issuer may be acquired by all separate accounts of the insurer.

          C) No security of any corporation which is a subsidiary of or which is affiliated through stock ownership with the insurer shall be allocated to any such account.

          D) No investment or other asset in any separate account shall be transferred to any other separate account or to the general assets of the insurer and no investment among the general assets of the insurer shall be transferred to any such separate account unless:

                  (a) Such transfer is made solely:

                           (1) to establish a separate account or support contract guarantees,

                           (2)  to withdraw amounts no longer needed to
                                support guarantees, and

                  (b) Such transfer is of cash or securities having a readily determinable market value or unless

                  (c) Such transfer is approved by the Superintendent of
                      Insurance.

In light of investment policy restrictions, neither the Company nor the Separate Account intend to invest more than 25% of the value of their respective assets in any one industry.

By investing in securities that are subject to financial and market risk, the Separate Account is subject to great fluctuations in its market value and involves the assumption of a higher degree of risk as compared to a portfolio investing in government obligations or instruments guaranteed by agencies of the U.S. Government.

MANAGEMENT

The Separate Account does not have a board of managers, but is managed by the Investment Department of the Company. The Investment Department of the Company acts as its own investment adviser. All individuals working in the Investment Department are employees of the Company, and no investment adviser fees or brokerage commissions are involved in the operation of the Separate Account.


                          CHARGES AND OTHER DEDUCTIONS

The Contingent Deferred Sales Charge, Participant's Account Charge, Contract Maintenance Charge, and Purchase Rate Charge are not deducted from a Participant's Account maintained under the Nationwide Agents' Retirement Plan. All of the following charges and deductions apply to other Plans:

                                    10 of 79

         (a)  CONTINGENT DEFERRED SALES CHARGE

         No deduction for a sales charge is made from Contributions to these Contracts. However, the Contingent Deferred Sales Charge, when it is applicable, will be used to cover expenses relating to the sale of the Contracts, including commissions paid to sales personnel, the costs of sales literature, promotional activity, and other acquisition expenses. The Company expects to recover most of its Distribution costs relating to the sale of these Contracts by this Contingent Deferred Sales Charge. Any shortfall will be incurred by the Company. Gross commissions paid on the sale of these Contracts are not more than 5% of Contributions.

         If part or all of a Participant's Account is canceled for any reason other than purchase of an annuity, redemption upon death, or transfer to a Companion Fixed Contract, the Company will deduct from the Participant's Account a Contingent Deferred Sales Charge. This charge will be stated in the Contract and will not be more than (i) total Contributions made to this Contract and all Companion Fixed Contracts, on behalf of the Participant, during the 96-month period preceding the date of cancellation, or (ii) the amount canceled, whichever is less, multiplied by 6.5%.

         The amount of the Contingent Deferred Sales Charge will be reduced when the sale of a Contract to a Plan results in savings of acquisition expenses. Entitlement to a reduction in Contingent Deferred Sales Charges will be determined by the Company in the following manner:

         1. The number of Participants will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to cover a larger number of Participants with fewer sales contacts.

         2. The total amount of Contributions to be received from the Plan will be considered. Per Contract sales expenses are likely to be less on larger Contributions than on smaller ones.

         3. The nature of the employee group covered by the Plan will be considered. Certain types of employee groups are more likely to continue Plan and Contract participation for longer periods than are other groups. Such stability reduces the number of sales contacts required; thus, sales expenses are reduced.

         4. There may be other circumstances of which the Company is not presently aware which could result in reduced sales expenses.

         No Contingent Deferred Sales Charge will be assessed against any Contribution made to Contracts issued by the Company prior to May 1, 1982, and subsequently transferred to this class of Contracts. No Contingent Deferred Sales Charge will be assessed when an annuity is purchased; the Purchase Rate Charge is assessed.

         (b)  PARTICIPANT ACCOUNT CHARGE

         Each year on the Contract Anniversary, the Company deducts a charge, not to exceed $15, from each Participant Account. This Participant Account Charge is to reimburse the Company for expenses incurred in maintaining the Participant Accounts and reporting the values thereof to Participants. The Participant Account Charge will also be deducted upon cancellation of all or part of a Participant Account unless the cancellation is for the purpose of purchasing an annuity or making a redemption upon death.

         The Participant Account Charge may be reduced to the extent that the Contractholder assumes responsibility for maintaining Participant Account records and reporting values thereof to Participants.

         The amount of the Participant Account Charge will be stated in the Contract.

                                    11 of 79

         (c)  CONTRACT MAINTENANCE CHARGE

         A Contract Maintenance Charge will be deducted from each Participant Account daily at an annual rate not to exceed 1.30% of the value of such Participant Account. The amounts charged will be used to cover the Company's expense incurred in administering the Contract, Separate Account, and Plan.

         The Contract Maintenance Charge may be reduced to the extent that the Contractholder assumes responsibility for Plan administration services. Generally, these services include drafting Plan documents, preparation of Plan descriptions for Participants, and completion of government filings and reports.

         The Contract Maintenance Charge will be stated in the Contract.

         (d)  PURCHASE RATE CHARGE

         A Purchase Rate Charge of not more than 7% is charged against the annuity purchase rates. The Purchase Rate Charge covers the Company's expense of processing and paying annuities, calculating and reporting amounts payable under various annuity forms, calculating and reporting taxable income, and sales commissions paid on the purchase of an annuity which are not more than 3% of the amount applied to purchase the annuity.

         The Purchase Rate Charge may be reduced to the extent that sales commissions are less than 3%. The charge may also be reduced to the extent that the Contractholder assumes responsibility for calculating and reporting amounts payable under various annuity forms, and calculating and reporting taxable income.

         The Purchase Rate Charge is a part of the purchase rate and is not separately stated in the Contracts. It is a one-time charge deducted from the Participant's Account upon the purchase of an annuity.

         (e)  PREMIUM TAXES

         The Company will charge against the Contract value the amount of any premium taxes levied by a state or any other government entity upon contributions received by the Company. To the best of the Company's present knowledge, premium taxes currently imposed by certain states range from 0% to 3.5%. The Company is currently deducting such taxes from a Participant Account value at the time of Annuitization, except in those states which require such taxes to be paid during the accumulation phase.

         (f)  FEDERAL INCOME TAXES AND STATE EXCISE TAXES

         The operation of the Separate Account may result in taxable income to the Company. The Company reserves the right to deduct from the Separate Account an amount necessary to reimburse itself for all or a portion of its federal income and state excise tax liability. Any deductions made will occur when the tax is incurred.

         The amount of tax which may be incurred by the Company cannot be determined in advance and is subject to applicable federal and state laws and regulations.

No charges other than those described in this prospectus will be made under these Contracts. If the amounts charged are in excess of allocated expenses, then after provision for a surplus deemed sufficient to provide adequately for the fulfillment of the Company's contractual obligations, the excess may be used to provide additional benefits (see "Experience Credits"). If the amounts charged are insufficient to defray the expenses and to provide for the fulfillment of the contractual obligations, the deficiency will be met out of the Company's general surplus.

After the Contracts have been in effect, the charges, as well as other Contract provisions, may be changed by the Company (see "Additional Contractual Obligations of the Company and Changes Which May Be Made Without the Consent of the Contractholder, Participant, or Participating Employer").

                                    12 of 79

If the Plan permits, the Contractholder or an employer may pay, in addition to Contributions, any or all of the expense charges directly to the Company. In this event, the charges so paid will not be deducted from the Participant's Account.

                             SURRENDER (REDEMPTION)

If the Plan permits, redemption of a Participant Account will be made (a) upon the death of a Participant before an annuity is purchased, or (b) upon the request of the Contractholder for the benefit of the Participant.

Upon the death of a Participant, the amount redeemed will be the dollar value of the Participant Account (the Accumulation Units multiplied by the Accumulation Unit Value on the date of redemption). The timing of the redemption will be determined by the terms of the Plan, but not before the Company's receipt of proof of death. Some Plans may permit the Beneficiary to elect annuity payments in lieu of surrender. If a Beneficiary elects, the Participant Account may be applied to purchase a Variable Annuity (see "Purchase Of Variable Annuity").

Upon a request for surrender by the Contractholder for the benefit of a Participant, all or a portion of a Participant Account will be redeemed usually within 7 days of the Company's receipt of the request, by canceling a number of Accumulation Units in the Participant Account subject to any applicable charges.

Restrictions and penalties are imposed on some Qualified Plan withdrawals before specified conditions are met. Also, there are possible adverse tax consequences resulting from withdrawals. Contractholders, employers, and Participants are cautioned to consult a competent tax advisor before requesting a withdrawal.

No redemption will be made after an annuity has been purchased. The Company reserves the right to suspend or postpone the date of any redemption beyond the usual 7-day period during any period (1) when the New York Stock Exchange is closed, (2) when trading on the Exchange is restricted, (3) when an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets, or (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (2) and (3) exist.

          ADDITIONAL CONTRACTUAL OBLIGATIONS OF THE COMPANY AND CHANGES WHICH MAY BE MADE WITHOUT THE CONSENT OF THE CONTRACTHOLDER,
                     PARTICIPANT, OR PARTICIPATING EMPLOYER

The Contract does not contain a promise that the dollar value of a Participant Account will be equal to or more than the sum of the Contributions made to the Participant Account. The Contracts provide that certain provisions cannot be changed during the first 5 years. These are: the basis for crediting Accumulation Units, the basis for determining the Accumulation Unit Value and the Annuity Unit Value, the tables of annuity purchase rates, expense charges, and the basis for determining the amount of single- sum payments and transfer payments. After the Contracts have been in effect for 5 years, the Company reserves the right to make changes in the amount of the charges and in the annuity purchase rate.

                               EXPERIENCE CREDITS

In the event that Participant Account Charges and Contract Maintenance Charges made under this Contract accrue to the Company in excess of an amount deemed necessary, such excess may be allocated to the Contract by purchasing additional Accumulation Units and crediting such additional units to the Participant Accounts. There have not been any Experience Credits to date. The Company cannot offer any assurance that there will be Experience Credits in the future.

                      GENERAL DESCRIPTION OF THE CONTRACTS

The Contracts described in this prospectus are designed to fund and provide benefits (which will vary in dollar amount) under Qualified Plans. A Qualified Plan is a pension, profit sharing, or other retirement plan which receives

                                    13 of 79
favorable tax treatment under the provisions of sections 401 or 403(a) of the Code. Generally, Plans are maintained by employers for the benefit of eligible employees ("Participants") and their Beneficiaries.


          THE ROLE OF THE CONTRACTS IN FUNDING AND PROVIDING RETIREMENT
                      INCOME PAYMENTS UNDER QUALIFIED PLANS

In an attempt to keep pace with the cost of living, the Contracts are designed to provide retirement income that varies with changing economic conditions. Under the Contracts, periodic payments do not remain fixed in dollar amount, but vary according to the investment results of a designated portfolio of securities. There is no assurance that the Contracts, either alone or in conjunction with other means of providing retirement income, will accomplish this purpose.

These Contracts provide for the accumulation of Contributions primarily in common stocks investments to provide variable retirement income payments. The Company offers, in addition to the Contracts, Companion Fixed Contracts, which are not described in this prospectus. Under all contracts, the Company assumes the mortality risk. A significant difference, however, is that the Company assumes the investment risk under the Companion Fixed Contracts, but not under the Contracts described herein.

The mortality risk is that the actuarial estimate of the mortality rates among Participants under the Contracts may prove higher than the mortality actually experienced. Thus, under all contracts, the Company promises that the annuity payments payable under such contracts will continue for the lifetimes of the Participants. Under the Companion Fixed Contracts, the promised payments are in a specified dollar amount per month. Under the Contracts described herein, the promised payments will be equal to the varying value of a specified number of Annuity Units per month, varying to reflect the investment results obtained from the segregated portfolio of investments.

                       HOW ACCUMULATION UNITS ARE CREDITED

The minimum initial Contribution to a Participant Account is $250.00. There are no minimum requirements for subsequent Contributions. The Accumulation Unit is the basis on which records under the Contracts will be kept and the payments thereunder determined. When a Contribution is made by or on behalf of a Participant, 100% thereof will be credited to the Participant Account in the form of Accumulation Units.


The number of Accumulation Units credited will be determined by dividing the amount credited by the Accumulation Unit Value for the date on which the Accumulation Units are credited. Accumulation Units will be credited on the Business Day coinciding with or next following the date the Contribution is received by the Company. "Business Day" means any day on which the Company's Home Office in Columbus, Ohio, and the New York Stock Exchange are both open for business. Accumulation units will not be credited on the following nationally recognized holidays: New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Presidents' Day, Martin Luther King, Jr. Day, Thanksgiving and Christmas.

                             ACCUMULATION UNIT VALUE


The Accumulation Unit Value at the end of March, 1967, was fixed at $1.00. The Accumulation Unit Value for any subsequent Business Day is determined by multiplying the Accumulation Change Factor for that Business Day by the Accumulation Unit Value for the preceding Business Day. The Accumulation Change Factor for any Business Day reflects the investment results of the change in Market Value of the underlying securities for the preceding business day. Accordingly, the Accumulation Unit Value will go up or down each Business Day in accordance with the investment results of the Separate Account. Market determination, the value of the portfolio securities at the close of the New York Stock Exchange, is the method used to value the Company's assets.


The factors taken into account in determining the investment results of the Separate Account are investment income and realized and unrealized capital gains and losses.

The Accumulation Unit Values shown below, for each quarter, were calculated to reflect hypothetical investment results of the Separate Account since March, 1975. While this period was one of generally rising common stock prices, it also included some interim periods of substantial market decline. It should not be assumed that the results

                                    14 of 79
shown are representative of those that might be realized upon Contributions made today and in the future. There is no assurance that favorable investment results will be attained in the future. The Accumulation Unit Value is likely to fall when common stock value declines generally.

              ACCUMULATION UNIT VALUES* AT THE END OF EACH QUARTER


Mar. 1975        1.2323180       Mar. 1982        2.6983907     Mar. 1989        9.9636435      Mar. 1996       24.7848955
June 1975        1.3904027       June 1982        2.7121107     June 1989       10.6742854      June 1996       25.3255737
Sept. 1975       1.2246980       Sept. 1982       3.0397381     Sept. 1989      11.9347701      Sept. 1996      26.8565096
Dec. 1975        1.3423913       Dec. 1982        3.4783376     Dec. 1989       12.2942826      Dec. 1996       29.7602948
Mar. 1976        1.5106830       Mar. 1983        3.8214250     Mar. 1990       11.7646683      Mar. 1997       30.5405969
June 1976        1.5671775       June 1983        4.1514343     June 1990       12.5345438      June 1997       35.4949453
Sept. 1976       1.6226746       Sept. 1983       4.2253097     Sept. 1990      11.1707863      Sept. 1997      37.7161659
Dec. 1976        1.6520855       Dec. 1983        4.3025179     Dec. 1990       12.2965444      Dec. 1997       38.3244271
Mar. 1977        1.6014589       Mar. 1984        4.2234741     Mar. 1991       14.2006556
June 1977        1.6487669       June 1984        4.1987538     June 1991       14.0854417
Sept. 1977       1.6345287       Sept. 1984       4.5821032     Sept. 1991      14.5603900
Dec. 1977        1.6612530       Dec. 1984        4.6253768     Dec. 1991       16.2373889
Mar. 1978        1.6161771       Mar. 1985        5.1569491     Mar. 1992       15.3685232
June 1978        1.7508039       June 1985        5.6386079     June 1992       15.4486637
Sept. 1978       1.8934789       Sept. 1985       5.5241146     Sept. 1992      15.9783810
Dec. 1978        1.8241798       Dec. 1985        6.5259213     Dec. 1992       16.7112913
Mar. 1979        1.9317751       Mar. 1986        7.5932573     Mar. 1993       16.3132491
June 1979        2.0099303       June 1986        8.0905822     June 1993       16.6761553
Sept. 1979       2.1456834       Sept. 1986       7.3220521     Sept. 1993      16.9286930
Dec. 1979        2.1093074       Dec. 1986        7.6185156     Dec. 1993       17.8516259
Mar. 1980        2.0179971       Mar. 1987        9.1073826     Mar. 1994       17.0998701
June 1980        2.2449442       June 1987        9.4745614     June 1994       17.3439309
Sept. 1980       2.4343502       Sept. 1987       9.9845837     Sept. 1994      18.2996496
Dec. 1980        2.5509427       Dec. 1987        7.7663472     Dec. 1994       18.0013570
Mar. 1981        2.7120916       Mar. 1988        8.3888862     Mar. 1995       19.0619759
June 1981        2.7593172       June 1988        8.8571798     June 1995       20.3702707
Sept. 1981       2.5313853       Sept. 1988       8.9607960     Sept. 1995      21.8627328
Dec. 1981        2.7659801       Dec. 1988        9.1559374     Dec. 1995       23.2833339



  *Hypothetical unit values if a Group Common Stock Variable Annuity Contract had been issued March 31, 1975.

                                    15 of 79

        HISTORICAL TABLE SHOWING HYPOTHETICAL VALUES OF $1,000 DEPOSITED
           TO A PARTICIPANT ACCOUNT EACH YEAR IF A GROUP COMMON STOCK
             VARIABLE ANNUITY CONTRACT HAD BEEN ISSUED APRIL 1, 1967


===============================================================================================================================
                                                                                       Accumulated        Value* Of
                                        Contract       Participant                     Deposits            Account
                    Accumulated       Maintenance        Account     Accumulated      Less Expense         On Date
    Date             Deposits            Charge          Charge        Charges          Charges             Shown
===============================================================================================================================
                                $1,000 Deposit Made April 1, 1967 and Each March 31 thereafter
===============================================================================================================================
Apr. 1, 1967        $1,000.00             -0-             -0-           -0-              1,000.00         1,000.00
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1968        2,000.00             13.17           30.00         43.17            1,956.83         1,969.84
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1969        3,000.00             29.38           30.00        102.55            2,897.45         3,200.73
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1970        4,000.00             39.34           30.00        171.89            3,828.11         3,956.81
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1971        5,000.00             62.02           30.00        263.91            4,736.09         5,679.02
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1972        6,000.00             85.29           30.00        379.20            5,620.80         7,445.13
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1973        7,000.00            100.72           30.00        509.92            6,490.08         8,616.88
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1974        8,000.00             90.34           30.00        630.26            7,369.74         7,828.57
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1975        9,000.00             97.64           30.00        757.90            8,242.10         8,382.77
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1976       10,000.00            133.59           30.00        921.49            9,078.51        11,112.71
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1977       11,000.00            153.15           30.00      1,104.64            9,895.36        12,597.32
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1978       12,000.00            165.27           30.00      1,299.91           10,700.09        13,517.82
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1979       13,000.00            210.04           30.00      1,539.95           11,460.05        16,917.46
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1980       14,000.00            229.75           30.00      1,799.70           12,200.30        18,412.79
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1981       15,000.00            321.71           30.00      2,151.41           12,848.59        25,394.21
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1982       16,000.00            328.45           30.00      2,509.86           13,490.14        25,907.46
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1983       17,000.00            476.95           30.00      3,016.81           13,983.19        37,182.85
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1984       18,000.00            534.23           30.00      3,581.04           14,418.96        41,530.60
------------------- ---------------- --------------- -------------- ------------------- ---------------- ----------------------
Mar. 31, 1985       19,000.00            659.21           30.00      4,270.25           14,729.75        51,020.53
===============================================================================================================================


*IN THE EVENT OF A REFUND TO A PARTICIPANT OR TRANSFER TO FUNDING SUCCESSOR, THE VALUE IS REDUCED BY THE CONTINGENT DEFERRED SALES CHARGE.

                            (CONTINUED ON NEXT PAGE)

                                    16 of 79

        HISTORICAL TABLE SHOWING HYPOTHETICAL VALUES OF $1,000 DEPOSITED
           TO A PARTICIPANT ACCOUNT EACH YEAR IF A GROUP COMMON STOCK
             VARIABLE ANNUITY CONTRACT HAD BEEN ISSUED APRIL 1, 1967




===============================================================================================================================
                                                                                               Accumulated        Value* Of
                                           Contract         Participant                          Deposits          Account
                       Accumulated       Maintenance          Account         Accumulated      Less Expense        On Date
       Date             Deposits            Charge            Charge            Charges          Charges            Shown
===============================================================================================================================
Mar. 31, 1986          20,000.00            976.64              30.00          5,276.89         14,723.11         75,117.59
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Dec. 31, 1986             same               -0-                -0-               -0-              same           75,367.46
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Mar. 31, 1987          21,000.00          1,171.21              30.00          6,478.10         14,521.90         89,895.15
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Dec. 31, 1987             same               -0-                -0-               -0-              same           76,658.35
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Mar. 31, 1988          22,000.00          1,076.46              30.00          7,584.56         14,415.44         82,696.72
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Dec. 31, 1988             same               -0-                -0-               -0-              same           90,258.22
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Mar. 31, 1989          23,000.00          1,275.15              30.00          8,889.71         14,110.29         97,913.62
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Dec. 31, 1989             same               -0-                -0-               -0-              same          120,817.02
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Mar. 31, 1990          24,000.00          1,515.52              30.00         10,435.23         13,564.77        115,066.93
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Dec. 31, 1990             same               -0-                -0-               -0-              same          120,269.06
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Mar. 31, 1991          25,000.00          1,841.97              30.00         12,307.20         12,692.80        139,850.04
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Dec. 31, 1991             same               -0-                -0-               -0-              same          159,908.08
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Mar. 31, 1992          26,000.00          1,961.31              30.00         14,268.51         11,731.49        148,431.81
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Dec. 31, 1992             same               -0-                -0-               -0-              same          161,400.49
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Mar. 31, 1993          27,000.00          2,060.85              30.00         16,359.36         10,640.64        156,465.27
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Dec. 31, 1993             same               -0-                -0-               -0-              same          171,220.30
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Mar. 31, 1994          28,000.00          2,144.67              30.00         18,534.03          9,465.97        162,835.39
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Dec. 31, 1994             same               -0-                -0-               -0-              same          171,316.13
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Mar. 31, 1995          29,000.00          2,389.42              30.00         20,953.45          8,046.55        181,409.77
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Dec. 31, 1995             same               -0-                -0-               -0-              same          221,583.76
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Mar. 31, 1996          30,000.00          3,119.67              15.00         24,088.12          5,911.88        236,845.95
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Dec. 31, 1996             same               -0-                -0-               -0-              same          284,391.16
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Mar. 31, 1997            31,000           3,841.09              15.00         27,944.21          3,055.79        291,622.08
------------------- ------------------ ----------------- ------------------ ---------------- ----------------- ----------------
Dec. 31, 1997             same               -0-                -0-               -0-              same          365,947.31
===============================================================================================================================



*IN THE EVENT OF A REFUND TO A PARTICIPANT OR TRANSFER TO FUNDING SUCCESSOR, THE VALUE IS REDUCED BY THE CONTINGENT DEFERRED SALES CHARGE.

                                    17 of 79

                           PARTICIPANT'S ACCOUNT VALUE

The total number of Accumulation Units credited to a Participant's Account, as of any date, multiplied by the Accumulation Unit Value less any applicable charges and taxes constitutes the Participant Account Value as of such date.

There is no assurance that the value of any Participant interest in the Contract will equal or exceed the Contributions made to the Participant Account. The circumstances under which withdrawals from a Participant Account are permitted are described under "Surrender (Redemption)."

                                    TRANSFERS

A Contractholder may transfer a portion of such Contractholder's investment in the Contract to a Companion Contract or to another investment option under the Plan. Such transfers are permitted one time per year, so long as at least $1,000 remains in the Contract on behalf of such Contractholder. The Company will assess a $15 charge against the transferred amount.

Transfers to the Contracts from a Companion Contract can be made at 25% of the value of such Companion Contract. If $500 or less would remain in the Companion Contract after such transfer, the entire value of the Companion Contract will be transferred to the Contracts.

The number, amount, and timing of transfers permitted to each Participant are determined by the Plan under which he or she is covered (see the "Statement of Additional Information").

                          PURCHASE OF VARIABLE ANNUITY

When a Retired Participant wishes to have a Variable Annuity purchased to provide retirement income payments under the Plan, written notice must be mailed to the Company at its Home Office at the address on page 1 of this prospectus specifying the date on which annuity payments are to begin and the form of annuity, furnishing proof of the Participant's date of birth and that of any other person on whose life the continuation of payments may be conditioned. The Contracts contain four standard options which may be selected by a Participant:
(1) Straight Life Annuity, (2) Life Annuity with Period Certain, (3) Joint and Survivor Annuity, or (4) Annuity for a 10-year Period Certain. Under the first option, the Variable Annuity will be paid monthly to the Retired Participant during his or her lifetime. Under the second option, the Variable Annuity will be paid monthly during the lifetime of the Retired Participant, but with a minimum period of 10 years. If the Retired Participant should die prior to the end of the 10-year period, the unpaid monthly annuity payments for the remainder of the 10-year period will be payable to the Beneficiary. If the Beneficiary is other than a natural person or is an estate, the commuted value of the unpaid monthly annuity payments certain will be payable in one sum. Under the third option, the Variable Annuity or a portion thereof will be paid monthly so long as either the Retired Participant or another designated individual is living. Under the fourth option, the Variable Annuity will be payable for a 10-year period. As explained below, the monthly annuity payments will differ depending upon the option selected, in addition to varying with the investment results of the Separate Account. Each option selected will have varying advantages and disadvantages. Participants are urged to consult a qualified tax advisor.

The basis for determining the amount of each monthly payment is the Annuity Unit. Like the Accumulation Unit, the Annuity Unit has an Annuity Unit Value (see "Annuity Unit Value"). The Participant's Accumulation Units will be converted into their equivalent in "Premium Units" by multiplying the number of Accumulation Units by the ratio of the Accumulation Unit Value to the Annuity Unit Value for the last Business Day of the second calendar month preceding the date of conversion.

The Premium Units will be applied to purchase a Variable Annuity in the form selected, with the first monthly payment made on the date on which the Premium Units are so applied. The number of Annuity Units in each monthly annuity payment will depend upon the number of Premium Units applied and the appropriate annuity rate which is determined from tables set forth in the Contracts, taking into account the option selected, and the age of the Annuitant and any other designated individual. The dollar amount of each monthly payment of the Variable Annuity will be equal to the number of Annuity Units in each Variable Annuity payment multiplied by the Annuity Unit

                                    18 of 79

Value for the second calendar month preceding the month in which the payment is payable. The annuity rate tables for any particular Contract are also subject to a percentage charge, which is made once, when an annuity is purchased, and reduces the annuity purchase rates (see "Purchase Rate Charge"). As disclosed previously, these tables may be changed after the Contracts have been in effect for 5 years.

                               ANNUITY UNIT VALUE

The Annuity Unit Value for March, 1967, was fixed at $1.00. The Annuity Unit Value for any subsequent month is determined by multiplying the Annuity Change Factor for that month by the Annuity Unit Value for the preceding month. The Annuity Change Factor for any month reflects the extent to which the investment return of the Separate Account for that month differs from an assumed effective investment return at the rate of 3.5% per year. Accordingly, the Annuity Unit Value will go up or down each month depending upon whether the actual effective investment return in that month is at an annual rate greater or less than the 3.5% assumption.

If the 3.5% investment increment assumption were changed to some other assumption, such as 2% or 5% (with an equal change in the 3.5% assumption used to determine the Annuity Change Factor), this would result in changing both the amount of the initial payment and the manner in which the subsequent payments would vary. A higher assumption would mean a higher initial payment, but a more slowly rising series of subsequent payments (or a more rapidly falling series, if there were adverse investment results). A lower assumption would have the opposite effect. If a Contractholder wishes to adopt an assumption different from the 3.5% assumption described above, the Company is willing to issue a Contract with an assumption which is higher or lower than the 3.5% assumption.


                 ANNUITY UNIT VALUES* AT THE END OF EACH QUARTER



Mar. 1975         .9739300       Mar. 1982       1.7359408      Mar. 1989          5.4933407     Mar. 1996        10.7448305
June 1975        1.0908130       June 1982       1.7305361      June 1989          5.8356153     June 1996        10.8852039
Sept. 1975        .9537858       Sept. 1982      1.9229774      Sept. 1989         6.4688440     Sept. 1996       11.4443637
Dec. 1975        1.0377989       Dec. 1982       2.1815971      Dec. 1989          6.6076882     Dec. 1996        12.5731502
Mar. 1976        1.1593476       Mar. 1983       2.3762545      Mar. 1990          6.2688926     Mar. 1997        12.7923164
June 1976        1.1938913       June 1983       2.5593550      June 1990          6.6219279     June 1997        14.7401862
Sept. 1976       1.2271288       Sept. 1983      2.5825910      Sept. 1990         5.8517062     Sept. 1997       15.5284743
Dec. 1976        1.2402329       Dec. 1983       2.6072616      Dec. 1990          6.3862002     Dec. 1997        15.6437791
Mar. 1977        1.1934020       Mar. 1984       2.5374442      Mar. 1991          7.2568733
June 1977        1.2196532       June 1984       2.5009891      June 1991          7.1903870
Sept. 1977       1.2002773       Sept. 1984      2.7059580      Sept. 1991         7.3691860
Dec. 1977        1.2109632       Dec. 1984       2.7081212      Dec. 1991          8.0818179
Mar. 1978        1.1694732       Mar. 1985       2.9934951      Mar. 1992          7.6455389
June 1978        1.2576072       June 1985       3.2450574      June 1992          7.6195924
Sept. 1978       1.3501253       Sept. 1985      3.1519399      Sept. 1992         7.8133694
Dec. 1978        1.2911817       Dec. 1985       3.6916616      Dec. 1992          8.1017796
Mar. 1979        1.3573209       Mar. 1986       4.2586598      Mar. 1993          7.8410758
June 1979        1.4018878       June 1986       4.4987245      June 1993          7.9468659
Sept. 1979       1.4856076       Sept. 1986      4.0365210      Sept. 1993         7.9981244
Dec. 1979        1.4497808       Dec. 1986       4.1639886      Dec. 1993          8.3619441
Mar. 1980        1.3768583       Mar. 1987       4.9351179      Mar. 1994          7.9412180
June 1980        1.5204793       June 1987       5.0901180      June 1994          7.9855824
Sept. 1980       1.6367040       Sept. 1987      5.3181853      Sept. 1994         8.3040963
Dec. 1980        1.7025496       Dec. 1987       4.1012392      Dec. 1994          8.1469286
Mar. 1981        1.7968159       Mar. 1988       4.3916141      Mar. 1995          8.5530561
June 1981        1.8147096       June 1988       5.0036811      June 1995          9.0618110
Sept. 1981       1.6526309       Sept. 1988      5.0188653      Sept. 1995         9.6424504
Dec. 1981        1.7925811       Dec. 1988       5.0916250      Dec. 1995         10.1810574



  *Hypothetical unit values if a Group Common Stock Variable Annuity Contract had been issued March 31, 1975.

                                    19 of 79

                            FEDERAL INCOME TAX STATUS

The Company does not make any guarantee regarding the tax status of any Contract or any transaction involving the Contracts. Section 72 of the Code governs taxation of annuities in general. That section sets forth specific rules for annuities purchased by Qualified Plans (including corporate pension and profit sharing plans and retirement plans for proprietorships and partnerships). The Contracts are designed for use with Qualified Plans. The tax rules applicable to Participants in such Plans vary according to the terms and conditions of the Plan itself. Therefore, no attempt is made herein to provide more than general information about the use of the Contracts with the various types of Plans. Participants under such plans as well as Contractholders, employers, and Beneficiaries are cautioned that the rights of any person to any benefits under such Plans are subject to the terms and conditions of the Plans themselves regardless of the terms and conditions of the Contracts issued in connection therewith.

The Tax Reform Act of 1986 and subsequent legislation changed some of the rules regarding the tax treatment of Distributions from Qualified Plans and of annuities purchased by Qualified Plans. You should consult your financial consultant or legal or tax advisor to discuss in detail your particular tax situation and the use of the Contracts. For additional information regarding eligibility, limitations on permissible amounts of purchase payments, and tax consequences on Distribution from Qualified Plans, the purchasers of the Contracts should seek competent tax advice.

The Code permits the rollover of most Distributions from Qualified Plans and Tax Sheltered Annuities to other Qualified Plans, Individual Retirement Accounts, or Individual Retirement Annuities. Distributions which may not be rolled over are those which are:

         1. one of a series of substantially equal annual (or more frequent) payments made: a) over the life (or life expectancy) of the employee, b) the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary, or c) for a specified period of ten years or more, and

         2.    a required minimum Distribution.

Any eligible rollover Distribution will be subject to federal tax withholding at a 20% rate unless the Distribution is transferred directly to a Qualified Plan, Individual Retirement Account or Individual Retirement Annuity. Contracts issued in Puerto Rico are subject to rules which vary from those described above. If considering the purchase of a contract in connection with a plan affected by Puerto Rican law, you should seek legal counsel.


                           YEAR 2000 COMPLIANCE ISSUES

The Company has developed a plan to address issues related to the year 2000. The problem relates to many existing computer programs using only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. The Company has been evaluating its exposure to the Year 2000 issue through a review of all of its operating systems as well as dependencies on the systems of other users since 1996. The Company expects all system changes and replacements needed to achieve Year 2000 compliance to be completed by the end of 1998. Compliance testing will be completed in the first quarter of 1999. The Company charges all costs associated with these system changes as the costs are incurred.

Operating expenses in 1997 including approximately $45 million on technology projects, which includes costs related to Year 2000 and the development of a new policy administration system for traditional life insurance products and other system enhancements. The Company anticipates spending a comparable amount in 1998 on technology projects, including Year 2000 initiatives. These expenses do not have an effect on the assets of the Variable Account and are not charged through to the Contract Owner.

                                LEGAL PROCEEDINGS

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements. In February 1997, Nationwide Life Insurance Company was named as a

                                    20 of 79
defendant in a lawsuit filed in New York Supreme Court related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Life Insurance Co.). The plaintiff in such lawsuit seeks to represent a national class of Nationwide Life policyholders and claims unspecified compensatory and punitive damages. This lawsuit has not been certified as a class action. In April, 1997, a motion to dismiss the Snyder complaint in its entirety was filed by the defendants, and the plaintiff has opposed such motion.

In November 1997, two plaintiffs, one who was the owner of a variable life insurance contract and the other who was the owner of a variable annuity contract, commenced an action against Nationwide Life Insurance Company and the American Century group of defendants (Robert Young and David D. Distad v. Nationwide Life Insurance Company et al.). In this action, plaintiffs seek to represent a class of variable life insurance contract owners and variable annuity contract owners whom they claim were allegedly misled when purchasing these variable contracts into believing that some portion of their premiums were invested in a publicly traded mutual fund when, in fact, the premium monies were invested in a mutual fund whose shares may only be purchased by insurance companies. The complaint seeks unspecified compensatory, treble and punitive damages. In January 1998, both Nationwide Life Insurance Company and American Century filed motion to dismiss the entire complaint. Plaintiffs' counsel have opposed these motions and the federal court in Texas heard arguments on the motions to dismiss in April, 1998. This lawsuit is in an early stage and has not been certified as a class action. Nationwide Life Insurance Company intends to defend this case vigorously.

There can be no assurance that any litigation relating to pricing and sales practices will not have a material adverse effect on the Company in the future.


                                              TABLE OF CONTENTS OF STATEMENT
                                                OF ADDITIONAL INFORMATION

General Information and History....................................................................................1
Investment Objectives and Policies.................................................................................1
Management.........................................................................................................3
Investment Advisory and Other Services.............................................................................3
Brokerage Allocation...............................................................................................3
Purchase and Pricing of Securities Being Offered...................................................................4
Underwriters.......................................................................................................4
Calculation of Yield Quotations of Money Market Sub-Accounts ......................................................4
Annuity Payments  .................................................................................................4
Financial Statements...............................................................................................5


                                    21 of 79

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1998
                  GROUP COMMON STOCK VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                        NATIONWIDE LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. It contains additional information than set forth in the prospectus and should be read in conjunction with the prospectus dated May 1, 1998. The prospectus may be obtained from Nationwide Life Insurance Company by writing P. O. Box 16766, One Nationwide Plaza, Columbus, Ohio 43216, or by calling 1-800-545-4730.


                                                    TABLE OF CONTENTS

General Information and History....................................................................................1
Investment Objectives and Policies.................................................................................1
Management.........................................................................................................3
Investment Advisory and Other Services.............................................................................3
Brokerage Allocation...............................................................................................3
Purchase and Pricing of Securities Being Offered...................................................................3
Underwriters.......................................................................................................4
Calculation of Yield Quotations of Money Market Sub-Accounts.......................................................4
Annuity Payments  .................................................................................................4
Financial Statements...............................................................................................5


GENERAL INFORMATION AND HISTORY


Separate Account No. 1 is a separate investment account of Nationwide Life Insurance Company (the "Company"). The Company is a member of the Nationwide Insurance Enterprise. All of the Company's common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is a holding company as well. All of its common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of Nationwide Insurance Enterprise.


INVESTMENT OBJECTIVES AND POLICIES

The objectives of the Company and its policy in making investments for the Separate Account are as follows:

         1. The composition of the investments held will be determined from the long-term view as a prudent investor concerned with the preservation and growth of his capital in relation to the growth of the economy and the changing value of the dollar. Since earned income and realized capital gains will be compounded through reinvestment, account will be taken of the combination of current income and the possibilities of capital appreciation.

         2. The assets usually will be invested in a diversified portfolio of equities which, for the foreseeable future, will be primarily common stocks, with such changes as from time to time may be advisable, to take into account changes in the outlook of particular industries or companies. A relatively small percentage of the assets may be held in the form of preferred stocks, government bonds and corporate bonds or debentures, whether or not convertible into stock or with or without stock warrants. A reserve of cash and short-term debt securities may be held pending investment in accordance with investment policies.

                                    22 of 79

         3. Purchases will be made for investment and not for trading purposes. Generally, long-range performances will be emphasized with minor concern for short-term market fluctuations, except to the extent that such fluctuations may provide attractive buying or selling levels for the portfolio. However, freedom of action is reserved to dispose of any investment, however short a time held, if its appreciation possibilities appear to have been substantially realized, or if the market risks have become such as to make its retention unwise. Furthermore, complete freedom is retained to dispose of investments whether gains or losses are thereby realized.

         4. All investments made must be restricted to those authorized by the laws of the State of Ohio in effect at the time such investments are made, with respect to separate account investments.

         5. Freedom of action is reserved to invest as much as 10% of the assets in real estate.

         6. The following practices will be prohibited: maintenance of a "short" or a "margin" trading position in any security, commodity trading, speculative trading in foreign exchange, the making of loans of cash or of securities to officers or directors of the Company, the purchase of securities of any type for the purpose of thereby gaining control or influencing the management of any other company, or engaging in underwriting the Distribution of securities.

With respect to item 4 of the above investment policy, the current restrictions under Ohio law are as follows:

         A) Except in the case of securities of investment companies registered under the Investment Company Act of 1940, or in the case of annuities or funding agreements issued by a life insurance company authorized to do business in this state from its general account, or in the case of the transfer of any investment or other asset in any separate account to any other account or to the general assets of the Company or any investment among the general assets of the Company transferred to any separate account not more than 25% of the amounts allocated to the separate account and the accumulations thereon shall be invested in the stocks, notes, debentures, bonds, or other securities of any one corporation or issuer.

         B) Not more than 25% of the issued and outstanding voting securities of any one corporation or issuer may be acquired by all separate accounts of the insurer.

         C) No security of any corporation which is a subsidiary of or which is affiliated through stock ownership with the insurer shall be allocated to any such account.

         D) No investment or other asset in any separate account shall be transferred to any other separate account or to the general assets of the insurer and no investment among the general assets of the insurer shall be transferred to any such separate account unless:

              (a)  Such transfer is made solely:

                   (1) to establish a separate account or support Contract guarantees,

                   (2) to withdraw amounts no longer needed to support guarantees, and

              (b) Such transfer is of cash or securities having a readily determinable market value or unless

              (c)  Such transfer is approved by the Superintendent of Insurance.

In light of investment policy restrictions, neither the Company nor the Separate Account intend to invest more than 25% of the value of their respective assets in any one industry.


By investing in securities that are subject to financial and market risk, the Separate Account is subject to great fluctuations in its market value and involves the assumption of a higher degree of risk as compared to a portfolio investing in government obligations or instruments guaranteed by agencies of the U.S. Government.

During fiscal years 1997, 1996 and 1995, the portfolio turnover rates were 8.7%, 9.6% and 4.9%, respectively. A portfolio turnover rate of 100% would occur if all the portfolio securities were replaced in one fiscal year. The turnover rates experienced in the years ending December 31, 1997, December 31, 1996 and December 31, 1995,

                                    23 of 79
were based upon the replacement of existing stocks with stocks of higher investment quality, and buying and selling to take advantage of favorable market conditions.

MANAGEMENT

The Separate Account is managed by the Investment Department of the Company, and all involved individuals are employees of the Company. There is no Board of Managers associated with the Separate Account.

INVESTMENT ADVISORY AND OTHER SERVICES

The Company acts as its own investment adviser and pays no fees for investment advisory services to any non-affiliated entity. All individuals involved in any advisory capacity are full-time employees of the Company without other affiliation.


The audited financial statements and schedule have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, Two Nationwide Plaza, Columbus, Ohio 43215, and upon the authority of said firm as experts in accounting and auditing.


BROKERAGE ALLOCATION

Transactions in portfolio securities are not conducted through brokerage concerns, therefore no brokerage commissions are paid in such transactions. The full-time employees of the Investment Department of the Company constantly evaluate the relative values of the investments of the Separate Account. Investments of the Separate Account are placed where, in the judgment of the Investment Department, the best price and executions can be obtained. The objective results of this process are measured quarterly by the Company against the investment objectives of the Separate Account. Although brokers are not used for purposes of investment advice, brokers are used to place orders once the Investment Department determines its purchases.

PURCHASE AND PRICING OF SECURITIES BEING OFFERED

The Contracts will be sold by licensed insurance agents in the states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD").

A Participant under a Plan which utilizes the Contracts and one or more Companion Fixed Contracts as the funding media will, at the outset, inform the Company of the proportion of his or her Contributions that are to be paid under the Contracts. The remainder, less any amount applied toward insurance coverage, will be credited under the Companion Fixed Contracts. This proportion may be changed, as new Contributions are made, by notice to the Company.

Transfers of amounts accumulated under the Contracts may be made to the Companion Fixed Contracts. Similarly, transfers may be made into the Contracts from a Companion Fixed Contract. The number, amount, and timing of such transfers permitted to each Participant are determined by the Plan under which he or she is covered. However, the Company reserves the right not to issue a Contract in any case where, in its judgment, the transfer provisions of the Plan appear to the Company to be inconsistent with long-term retirement objectives. The transfer arrangement would permit a Participant to adjust the balance between the Contracts and Companion Fixed Contract balances to take account of changes in the Participant's financial circumstances. It might also enable the Participant to split contributions among the Contracts during the period before retirement, but at retirement to elect to receive retirement income under the Contracts in the form of either a Variable Annuity or a Fixed-Dollar Annuity, or any reasonable combination of both. If the Plan so provides, a Participant may elect to receive his or her retirement benefits in the form of a single lump sum payment. A single lump sum payment could create possible adverse tax consequences. Some employers may not wish their employees to have this much flexibility. If so, they may design their Plans accordingly. Any request to transfer part of a Participant's Account under the Contracts which would leave a balance less than $500.00 will be treated as a request for a complete transfer.

                                    24 of 79

The Contracts give the Contractholder or a participating employer the right to notify the Company that future Contributions under the Plan involved are to be paid instead to another funding agency (such as a trustee or another insurance company), in which case no further Contributions will be due or payable on behalf of the Participants affected thereby unless otherwise agreed to by the Company and the Contractholder. Following the receipt of such a notice, the value of the accumulations of affected Participants will continue to reflect the investment results of the Separate Account until they are paid to the persons entitled thereto in accordance with the Plan and the Contract.

The Contracts also provide that the Contractholder or a participating employer may transfer the value of the accumulation of all the Participants under a Plan to another funding agency. Such transfer payments will commence on a Transfer Date, which is the later to occur of: (a) the first Business Day of the calendar month specified in the request, or (b) the first Business Day of the first calendar month which begins at least thirty days after receipt of the request by the Company. The Company reserves the right, if such a request is made by a Contractholder, to transfer, in any one-month period commencing on the Transfer Date, no more than $1,000,000 or 5% of the value on the Transfer Date of all Accumulation Units under the Contract on that date, whichever is greater. It may be advisable to consult tax counsel before making such a transfer. The amount of any transfer payment will be equal to the product of the number of Accumulation Units allocated for transfer and the Accumulation Unit Value as of the Business Day on which any transfer is made, less the Contingent Deferred Sales Charge.

UNDERWRITERS

The Company is the principal underwriter of the Contracts which are offered continuously. No underwriting commissions are paid.

CALCULATION OF YIELD QUOTATIONS OF MONEY MARKET SUB-ACCOUNTS

The Separate Account does not include Money Market Sub-Accounts.

ANNUITY PAYMENTS

See "Purchase of Variable Annuity" and "Annuity Unit Value" in the prospectus.

                                    25 of 79

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors of Nationwide Life Insurance
     Company and Contract Owners of
     Nationwide Life Insurance Company
     Separate Account No. 1:


We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide Life Insurance Company Separate Account No. 1, including the schedule of portfolio investments, as of December 31, 1997, and the related statements of operations and changes in contract owners' equity for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company Separate Account No. 1 as of December 31, 1997, and the results of its operations and its changes in contract owners' equity for each of the years in the two-year period then ended in conformity with generally accepted accounting principles.





                                                           KPMG Peat Marwick LLP




Columbus, Ohio
February 20, 1998

                        NATIONWIDE LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT NO. 1

                        Statement of Assets, Liabilities
                           and Contract Owners' Equity

                                December 31, 1997



     Assets:
       Cash                                                                       $     6,607
       Investments in securities at market value, per accompanying
         schedule of investments (cost $19,541,863)                                47,458,319
       Dividends receivable                                                            44,039
       Accounts receivable                                                          2,062,558
                                                                                  -----------


          Total assets                                                             49,571,523
                                                                                  -----------


     Liabilities:
       Accounts payable to Nationwide Life Insurance Company                          277,935
                                                                                  -----------


     Contract owners' equity (note 2)                                             $49,293,588
                                                                                  ===========



     See accompanying notes to financial statements.

                        NATIONWIDE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT NO. 1

                      Statements of Operations and Changes
                           in Contract Owners' Equity

                     Years ended December 31, 1997 and 1996


                                                                                       1997                     1996
                                                                                       ----                     ----

     Investment activity:
          Dividends and interest                                                 $    788,152                  820,866
          Mortality and expense charges (note 3)
            100% and 95% reserve                                                      (29,468)                 (25,822)
            Other - variable                                                          (38,611)                 (43,880)
            Other - accumulation                                                         (535)                    (576)
                                                                                 ------------              -----------
              Net investment activity                                                 719,538                  750,588
                                                                                 ------------              -----------

          Proceeds from sales of investments                                        8,216,571                4,357,501
          Cost of investments sold                                                  3,374,802                2,205,527
                                                                                 ------------              -----------
             Realized gain on investments                                           4,841,769                2,151,974
          Change in unrealized gain on investments                                  6,554,372                5,842,213
                                                                                 ------------              -----------
              Net gain on investments                                              11,396,141                7,994,187
                                                                                 ------------              -----------

              Net increase in contract  owners' equity resulting
                 from operations                                                   12,115,679                8,744,775
                                                                                 ------------              -----------


     Equity transactions:
          Deposits received from contract owners                                    2,075,995                1,206,004
          Contract withdrawals and transfers                                       (6,473,289)              (3,949,692)
          Annuity payments                                                            (89,084)                 (94,208)
          Adjustment to maintain annuity reserves                                    (370,185)                 716,524
          Contract charges (note 3)                                                  (196,773)                (169,676)
                                                                                 ------------              -----------


                    Net equity transactions                                        (5,053,336)              (2,291,048)
                                                                                 ------------              -----------


     Net change in contract owners' equity                                          7,062,343                6,453,727

     Contract owners' equity:
             At beginning of year                                                  42,231,245               35,777,518
                                                                                 ------------              -----------

             At end of year                                                      $ 49,293,588               42,231,245
                                                                                 ============              ===========




     See accompanying notes to financial statements.

                        NATIONWIDE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT NO. 1

                          Notes to Financial Statements

                           December 31, 1997 and 1996


       (1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

             (a) ACCOUNTING ENTITY AND NATURE OF OPERATIONS
                 Effective April 1, 1967, Separate Account No. 1 (Separate
                    Account) of Nationwide Life Insurance Company (NLIC) was established in accordance with the laws of the State of Ohio. The Separate Account is the accounting entity wherein all segregated variable annuity account transactions of the contract owners are to be reflected. This account contains the contract owners' equity and reflects the variable annuity reserves of the contract owners receiving variable annuity payments. The assets and liabilities of the Separate Account are clearly identifiable and distinguished from the other assets and liabilities of NLIC.

                    NLIC offers tax qualified Group Flexible Fund Retirement Contracts through the Separate Account. The primary distribution for the contracts is with corporate pension plans through Pension Plan Administrators.

             (b) ANNUITY CONTRACTS
                 As of December 31, 1997, the Separate Account has 5 variable annuity contracts (100% reserve contracts, 95% reserve contracts, other - variable contracts, HR-10 contracts, and other - accumulation contracts). In addition to these contracts, there are 25 active annuity contracts which provide for fixed-dollar annuity benefits. During the accumulation phase, no guarantees are made regarding amounts which will ultimately be available in the form of annuity payments to participants under the fixed or variable payout annuity contracts.

             (c) SECURITY VALUATION, TRANSACTIONS AND RELATED INVESTMENT INCOME
                 Common Stocks are valued at market prices which are based on published quotations on December 31, 1997. Short-term
                    investments through Nationwide Cash Management Company
                    (NCMC), an affiliate of NLIC, are valued at amoritized cost, which approximates market. Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

             (d) FEDERAL INCOME TAXES
                 Under current IRC statutes, no federal income taxes are
                    provided on the earnings or appreciation of funds held for qualified plans in the Separate Account. Taxes are the responsibilty of the contract owner receiving payments.

             (e) USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
                 The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

             (f) RECLASSIFICATIONS
                 Certain prior year information has been reclassified to conform with current year presentation.

                                                                     (Continued)

                        NATIONWIDE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT NO. 1

                    Notes to Financial Statements, Continued


       (2) ACCUMULATION AND EQUITY UNITS
           The number of accumulation and equity units, reserve value per unit and related amount of contract owners' equity in annuity reserve (including $574,173 for annuities in the payout phase) as of December 31, 1997 are:

                                                                     Reserve   Contract owners'
                                           Accumulation   Equity      value       equity in
                     Contracts               units        units      per unit  annuity reserves
                     ---------               -----        -----      --------  ----------------
             100% reserve                      --        156,799     37.710356     $ 5,912,946
              95% reserve                      --         54,543     37.710356       2,056,836
             Other - variable                  --         79,435     32.613242       2,590,633
             HR-10                         1,008,096       --        38.324427      38,634,702
             Other - accumulation              2,779       --        35.433862          98,471
                                           =========     =======     =========     ===========

                                                                                   $49,293,588
                                                                                   ===========


          * Reserve value per unit represents redemption value.

       The components of each of these unit values are as follows:

                                                        95% and
                                                          100%               Other                                    Other
                                                        reserve             variable               HR-10           accumulation
                                                        -------             --------               -----           ------------
       1997:
          Beginning unit value - Jan.1                $29.386238            25.692205            29.760295           27.653613
          Reinvested dividends and interest             0.571081             0.499970             0.578798            0.540347
          Realized and unrealized gain                  7.870978             6.842901             7.985334            7.398331
          Mortality and expense charges                (0.117941)           (0.421834)            0.000000           (0.158429)
                                                      ----------            ---------            ---------           ---------
          Ending unit value - Dec. 31                 $37.710356            32.613242            38.324427           35.433862
                                                      ==========            =========            =========           =========

          Percentage increase in unit value                   28%                  27%                  29%                 28%


       1996:
          Beginning unit value - Jan.1                $23.072052            20.394191            23.283334           21.744507
          Reinvested dividends and interest             0.550018             0.483471             0.554285            0.519023
          Realized and unrealized gain                  5.854205             5.140112             5.922676            5.511210
          Mortality and expense charges                (0.090037)           (0.325569)            0.000000           (0.121127)
                                                      ----------            ---------            ---------           ---------
          Ending unit value - Dec. 31                 $29.386238            25.692205            29.760295           27.653613
                                                      ==========            =========            =========           =========

          Percentage increase in unit value                   27%                  26%                  28%                 27%


                                                                     (Continued)

                        NATIONWIDE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT NO. 1

                    Notes to Financial Statements, Continued


       (3) CONTRACT CHARGES
           Contracts participating in the Separate Account currently provide for the following contract charges to cover such expenses as administrative costs and other expenses incurred by NLIC for administering the Separate Account. These charges may be deducted from participants' contracts or paid directly to NLIC by participants:

              (a) Fixed-dollar contracts provide for periodic charges for expenses established for each contract.

              (b) Variable-dollar contracts issued prior to May 1, 1982 provide for: (i) a percentage of each participant's contributions to be used to cover expenses (including commissions of the sales representatives) and contingencies (the percentage is 5% for participants whose employers adopted the plan prior to May 1, 1973 and 6.5% for other participants); (ii) a daily expense charge at the effective rate of 0.5% of each participant's account balance; and (iii) an annual charge of not more than $25 for the first year of participation and $10 thereafter.

              (c) Variable-dollar contracts issued on or after May 1, 1982 provide for: (i) a contingent deferred sales charge not to exceed 6.5% of total contributions during the 96-month period preceding the date of withdrawal; (ii) a contract maintenance charge at the effective annual rate of 1.3% of each participant's account; and (iii) an annual charge not to exceed $15 for each participant's account.

       (4) RELATED PARTY TRANSACTIONS
           In 1982, the Separate Account entered into an agreement with NCMC, an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. The following represents funds invested in NCMC throughout 1997 and is included in the investments in the accompanying financial statements:


                 Investment in NCMC, beginning of year              $ 2,269,837
                 Purchases                                            6,742,945
                 Sales                                               (8,820,983)
                                                                    -----------
                 Investment in NCMC, end of year                    $   191,799
                                                                    ===========

                        NATIONWIDE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT NO. 1

                        Schedule of Portfolio Investments

                                December 31, 1997

                                                             Number                   Market
          Name of issuer and title of issue                of shares    Cost (1)      Value
          ---------------------------------                ---------    --------      -----



       COMMON STOCKS  (99.6%)

          BROADCASTING (1.3%)
             Cox Communications, Inc., Class A(2)             8,630   $   81,688    $  345,744
             US West, Inc. Media Group(2)                    10,100      213,993       291,638
                                                             ------   ----------    ----------

                                                             18,730      295,681       637,382
                                                             ------   ----------    ----------


          BUILDING MATERIALS (3.9%)
             Vulcan Materials Co.                            18,000       87,908     1,838,250
                                                             ------   ----------    ----------

                                                             18,000       87,908     1,838,250
                                                             ------   ----------    ----------


          CHEMICAL (7.6%)
             IMC Global, Inc.                                22,800      586,973       746,700
             Monsanto Company                                37,500      281,757     1,575,000
             Morton International, Inc.                      37,500      330,005     1,289,063
                                                             ------   ----------    ----------

                                                             97,800    1,198,735     3,610,763
                                                             ------   ----------    ----------


          COMPUTERS AND SEMICONDUCTORS (6.5%)
             Cisco Systems, Inc.                              7,350      387,993       409,763
             Intel Corporation                               17,000      487,150     1,194,250
             International Business Machines
               Corporation                                   14,000      830,493     1,464,750
                                                             ------   ----------    ----------

                                                             38,350    1,705,636     3,068,763
                                                             ------   ----------    ----------


          DRUGS AND COSMETICS (17.6%)
             American Home Products Corp.                    16,000      593,720     1,224,000
             Bristol-Myers Squibb Company                    18,000      257,293     1,703,250
             Pfizer, Inc.                                    10,000      179,266       745,630
             Schering-Plough Corporation                     30,800      204,872     1,913,450
             Warner-Lambert Company                          21,800      474,463     2,707,298
                                                             ------   ----------    ----------

                                                             96,600    1,709,614     8,293,628
                                                             ------   ----------    ----------


          ENTERTAINMENT (2.1%)
             Walt Disney Company                             10,000      241,875       990,000
                                                             ------   ----------    ----------

                                                             10,000      241,875       990,000
                                                             ------   ----------    ----------


     ---------------


     (1) Also represents cost for federal income tax purposes.
     (2)  Denotes non-income producing securities.
                                                                     (Continued)

                              NATIONWIDE LIFE INSURANCE COMPANY
                                   SEPARATE ACCOUNT NO. 1

                        Schedule of Portfolio Investments, Continued

                                       December 31, 1997

                                                            Number                    Market
          Name of issuer and title of issue               of shares    Cost (1)        Value
          ---------------------------------               ---------    --------        -----

          Common Stocks, Continued

          FINANCIAL SERVICES (11.0%)
             Chubb Corporation                               20,800   $  287,872    $1,573,000
             Citicorp                                        13,000      574,665     1,643,694
             First Chicago NBD Corporation                   11,250      150,267       939,375
             Wells Fargo & Co.                                3,200      931,392     1,086,202
                                                            -------   ----------    ----------

                                                             48,250    1,944,196     5,242,271
                                                            -------   ----------    ----------


          FOODS AND BEVERAGES (6.2%)
             Anheuser-Busch Companies                        24,800      508,748     1,091,200
             PEPSICO                                         32,000      374,959     1,160,000
             Ralston Purina Group                             7,429      313,582       690,436
                                                            -------   ----------    ----------

                                                             64,229    1,197,289     2,941,636
                                                            -------   ----------    ----------


          HEALTH SERVICES (3.0%)
             Allegiance Corp.                                   320        3,460        11,340
             Baxter International, Inc.                       1,600       42,409        80,700
             Columbia/HC Healthcare Corp.                    18,000      659,220       533,250
             Humana, Inc.                                    37,000      779,458       767,750
             MedPartners, Inc.(2)                               484        4,635        10,830
                                                            -------   ----------    ----------

                                                             57,404    1,489,182     1,403,870
                                                            -------   ----------    ----------


          HOUSEHOLD PRODUCTS (9.5%)
             Avon Products, Inc.                             22,000      503,535     1,350,250
             Gillette Company                                15,200      267,648     1,526,658
             Procter & Gamble Company                        20,400      432,384     1,628,185
                                                            -------   ----------    ----------

                                                             57,600    1,203,567     4,505,093
                                                            -------   ----------    ----------


          MISCELLANEOUS (9.7%)
             Caterpillar, Inc.                               14,000      469,140       679,000
             Corning, Inc.                                   23,000      650,652       853,875
             Halter Marine Group, Inc.                        8,533       45,087       246,390
             IKON Office Solutions, Inc.                     23,600      516,294       663,750
             Mattel, Inc.                                    15,140       60,448       563,965
             Minnesota Mining & Mfg Company                  13,800      605,348     1,132,469
             Solutia, Inc.                                    7,500       26,343       200,160
             The Singer Company                              33,000      761,337       282,579
                                                            -------   ----------    ----------

                                                            138,573    3,134,649     4,622,188
                                                            -------   ----------    ----------



     ---------------

     (1) Also represents cost for federal income tax purposes.
     (2) Denotes non-income producing securities.

                               NATIONWIDE LIFE INSURANCE COMPANY
                                   SEPARATE ACCOUNT NO. 1

                        Schedule of Portfolio Investments, Continued

                                      December 31, 1997

                                                            Number                    Market
          Name of issuer and title of issue                of shares   Cost (1)       Value
          ---------------------------------                ---------   --------       -----

          Common Stocks, Continued

          MEDICAL EQUIPMENT (4.1%)
             Medtronic, Inc.                                 19,800  $   613,893  $  1,039,500
             Millipore Corp.                                 27,200    1,185,395       923,114
                                                            -------  -----------   -----------

                                                             47,000    1,799,288     1,962,614
                                                            -------  -----------   -----------


          OIL AND GAS (5.8%)
             Mobil Corporation                               16,000      554,780     1,155,008
             Schlumberger Limited                            20,000      557,660     1,610,000
                                                            -------  -----------   -----------

                                                             36,000    1,112,440     2,765,008
                                                            -------  -----------   -----------


          PRINTING AND PUBLISHING (8.9%)
             ACNielsen Corp.(2)                               1,466       15,506        35,734
             American Greetings Corp., Class A               19,000      318,142       743,375
             Cognizant Corp.                                  4,400       94,411       196,350
             Dun & Bradstreet Corporation                     4,400       65,758       136,127
             Gannett, Inc.                                   24,000      405,748     1,483,512
             Gibson Greetings, Inc.(2)                       27,500      614,062       601,563
             Knight-Ridder, Inc.                             20,000      381,919     1,040,000
                                                            -------  -----------   -----------

                                                            100,766    1,895,546     4,236,661
                                                            -------  -----------   -----------


          TRANSPORTATION EQUIPMENT (2.4%)
             Autoliv, Inc.                                   12,787      129,863       418,774
             Trinity Industries                              16,350      204,595       729,619
                                                            -------  -----------   -----------

                                                             29,137      334,458     1,148,393
                                                            -------  -----------   -----------

                       Total common stocks                  858,439    19,350,064   47,266,520
                                                            -------  -----------   -----------


       SHORT-TERM SECURITIES (0.4%)
             Nationwide Cash Management Company
             Participation                                               191,799       191,799
                                                                     -----------   -----------

                         TOTAL INVESTMENTS                           $19,541,863   $47,458,319
                                                                     ===========   ===========


     See accompanying notes to financial statements.

     ---------------

     (1) Also represents cost for federal income tax purposes.
     (2) Denotes non-income producing securities.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 1997 and 1996, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                    KPMG Peat Marwick LLP


Columbus, Ohio
January 30, 1998

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets

                            (in millions of dollars)


                                                                                                   December 31,
                                                                                        -----------------------------------
                                        ASSETS                                                1997               1996
                                        ------
                                                                                        -----------------   ---------------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                               $13,204.1           $12,304.6
    Equity securities                                                                            80.4                59.1
  Mortgage loans on real estate, net                                                          5,181.6             5,272.1
  Real estate, net                                                                              311.4               265.8
  Policy loans                                                                                  415.3               371.8
  Other long-term investments                                                                    25.2                28.7
  Short-term investments                                                                        358.4                 4.8
                                                                                           ----------           ---------
                                                                                             19,576.4            18,306.9
                                                                                           ----------           ---------

Cash                                                                                            175.6                43.8
Accrued investment income                                                                       210.5               210.2
Deferred policy acquisition costs                                                             1,665.4             1,366.5
Investment in subsidiaries classified as discontinued operations                                  -                 485.7
Other assets                                                                                    438.4               426.5
Assets held in Separate Accounts                                                             37,724.4            26,926.7
                                                                                           ----------           ---------
                                                                                            $59,790.7           $47,766.3
                                                                                           ==========           =========

                         LIABILITIES AND SHAREHOLDER'S EQUITY
                         ------------------------------------

Future policy benefits and claims                                                           $18,702.8           $17,600.6
Other liabilities                                                                               885.6             1,101.1
Liabilities related to Separate Accounts                                                     37,724.4            26,926.7
                                                                                           ----------           ---------
                                                                                             57,312.8            45,628.4
                                                                                           ----------           ---------

Commitments and contingencies (notes 7 and 13)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                                                     3.8                 3.8
  Additional paid-in capital                                                                    914.7               527.9
  Retained earnings                                                                           1,312.3             1,432.6
  Unrealized gains on securities available-for-sale, net                                        247.1               173.6
                                                                                           ----------           ---------
                                                                                              2,477.9             2,137.9
                                                                                           ----------           ---------
                                                                                            $59,790.7           $47,766.3
                                                                                           ==========           =========



See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                        Consolidated Statements of Income

                            (in millions of dollars)


                                                                                        Years ended December 31,
                                                                              ---------------------------------------------
                                                                                  1997            1996           1995
                                                                              -------------   -------------  --------------

Revenues:
  Investment product and universal life insurance product policy charges       $   545.2       $   400.9      $   286.6
  Traditional life insurance premiums                                              205.4           198.6          199.1
  Net investment income                                                          1,409.2         1,357.8        1,294.0
  Realized gains (losses) on investments                                            11.1            (0.3)          (1.7)
  Other                                                                             46.5            35.9           20.7
                                                                              ----------      ----------     ----------
                                                                                 2,217.4         1,992.9        1,798.7
                                                                              ----------      ----------     ----------
Benefits and expenses:
  Interest credited to policyholder account balances                             1,016.6           982.3          950.3
  Other benefits and claims                                                        178.2           178.3          165.2
  Policyholder dividends on participating policies                                  40.6            41.0           39.9
  Amortization of deferred policy acquisition costs                                167.2           133.4           82.7
  Other operating expenses                                                         384.9           342.4          273.0
                                                                              ----------      ----------     ----------
                                                                                 1,787.5         1,677.4        1,511.1
                                                                              ----------      ----------     ----------

    Income from continuing operations before federal income tax expense            429.9           315.5          287.6

Federal income tax expense                                                         150.2           110.9           99.8
                                                                              ----------      ----------     ----------

    Income from continuing operations                                              279.7           204.6          187.8

Income from discontinued operations (less federal income tax expense
  of $4.5 and $7.4 in 1996 and 1995, respectively)                                   -              11.3           24.7
                                                                              ----------      ----------     ----------

    Net income                                                                 $   279.7       $   215.9      $   212.5
                                                                              ==========      ==========     ==========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity

                            (in millions of dollars)


                                                                                          Unrealized
                                                                                            gains
                                                                                           (losses)
                                                           Additional                   on securities       Total
                                                Common       paid-in       Retained       available-    shareholder's
                                                 stock       capital       earnings     for-sale, net       equity
                                              ----------- ------------- -------------- ---------------- -------------
December 31, 1994                                 $3.8       $ 606.2       $1,378.2         $(119.7)       $1,868.5

  Capital contribution                             -            51.0            -              (4.1)           46.9
  Net income                                       -             -            212.5             -             212.5
  Dividends to shareholder                         -             -             (7.5)            -              (7.5)
  Unrealized gains on securities available-
    for-sale, net                                  -             -              -             508.1           508.1
                                              --------      --------       --------        --------       ---------
December 31, 1995                                  3.8         657.2        1,583.2           384.3          2628.5

  Net income                                       -             -            215.9             -             215.9
  Dividends to shareholder                         -          (129.3)        (366.5)          (39.8)         (535.6)
  Unrealized losses on securities available-
    for-sale, net                                  -             -              -            (170.9)         (170.9)
                                              --------      --------       --------        --------       ---------
December 31, 1996                                  3.8         527.9        1,432.6           173.6         2,137.9

  Capital contribution                             -           836.8            -               -             836.8
  Net income                                       -             -            279.7             -             279.7
  Dividends to shareholder                         -          (450.0)        (400.0)            -            (850.0)
  Unrealized gains on securities available-
    for-sale, net                                  -             -              -              73.5            73.5
                                              --------      --------       --------        --------       ---------
December 31, 1997                                 $3.8       $ 914.7       $1,312.3         $ 247.1        $2,477.9
                                              ========      ========       ========        ========       =========




See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                      Consolidated Statements of Cash Flows

                            (in millions of dollars)


                                                                                           Years ended December 31,
                                                                                ----------------------------------------------
                                                                                     1997           1996            1995
                                                                                ------------------------------ ---------------

Cash flows from operating activities:
  Net income                                                                     $    279.7      $   215.9       $   212.5
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                            1,016.6          982.3           950.3
      Capitalization of deferred policy acquisition costs                            (487.9)        (422.6)         (321.3)
      Amortization of deferred policy acquisition costs                               167.2          133.4            82.7
      Amortization and depreciation                                                    (2.0)           7.0            10.2
      Realized (gains) losses on invested assets, net                                 (11.1)          (0.3)            3.3
      (Increase) decrease in accrued investment income                                 (0.3)           2.8           (16.9)
      (Increase) decrease in other assets                                             (12.7)         (38.9)           39.9
      (Decrease) increase in policy liabilities                                       (23.1)        (151.0)          123.9
      Increase in other liabilities                                                   230.6          191.4            27.0
      Other, net                                                                      (10.9)         (61.7)            1.8
                                                                                -----------      ---------        --------
        Net cash provided by operating activities                                   1,146.1          858.3         1,113.4
                                                                                -----------      ---------        --------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                             993.4        1,162.8           634.6
  Proceeds from sale of securities available-for-sale                                 574.5          299.6           107.3
  Proceeds from maturity of fixed maturity securities held-to-maturity                  -              -             564.4
  Proceeds from repayments of mortgage loans on real estate                           437.3          309.0           207.8
  Proceeds from sale of real estate                                                    34.8           18.5            48.3
  Proceeds from repayments of policy loans and sale of other invested assets           22.7           22.8            53.6
  Cost of securities available-for-sale acquired                                   (2,828.1)      (1,573.6)       (1,942.4)
  Cost of fixed maturity securities held-to-maturity acquired                           -              -            (593.6)
  Cost of mortgage loans on real estate acquired                                     (752.2)        (972.8)         (796.0)
  Cost of real estate acquired                                                        (24.9)          (7.9)          (10.9)
  Policy loans issued and other invested assets acquired                              (62.5)         (57.7)          (75.9)
  Short-term investments, net                                                        (354.8)          28.0            77.8
                                                                                -----------      ---------        --------
        Net cash used in investing activities                                      (1,959.8)        (771.3)       (1,725.0)
                                                                                -----------      ---------        --------

Cash flows from financing activities:
  Proceeds from capital contributions                                                 836.8            -               -
  Cash dividends paid                                                                   -            (50.0)           (7.5)
  Increase in investment product and universal life insurance
    product account balances                                                        2,488.5        1,781.8         1,883.7
  Decrease in investment product and universal life insurance
    product account balances                                                       (2,379.8)      (1,784.5)       (1,258.7)
                                                                                -----------      ---------        --------
        Net cash provided by (used in) financing activities                           945.5          (52.7)          617.5
                                                                                -----------      ---------        --------
Net increase in cash                                                                  131.8           34.3             5.9

Cash, beginning of year                                                                43.8            9.5             3.6
                                                                                -----------      ---------        --------

Cash, end of year                                                                $    175.6      $    43.8       $     9.5
                                                                                ===========      =========       =========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 1997, 1996 and 1995


(1)      ORGANIZATION AND DESCRIPTION OF BUSINESS

         Prior to January 27, 1997, Nationwide Life Insurance Company (NLIC) was wholly owned by Nationwide Corporation (Nationwide Corp.). On that date, Nationwide Corp. contributed the outstanding shares of NLIC's common stock to Nationwide Financial Services, Inc. (NFS), a holding company formed by Nationwide Corp. in November 1996 for NLIC and the other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. On March 11 1997, NFS completed an initial public offering of its Class A common stock.

         During 1996 and 1997, Nationwide Corp. and NFS completed certain transactions in anticipation of the initial public offering that focused the business of NFS on long-term savings and retirement products. On September 24, 1996, NLIC declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of certain subsidiaries that do not offer or distribute long-term savings or retirement products. In addition, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to two affiliates effective January 1, 1996. These subsidiaries, through December 31, 1996, and all accident and health and group life insurance business have been accounted for as discontinued operations for all periods presented. See notes 11 and 15. Additionally, NLIC paid $900.0 million of dividends, $50.0 million to Nationwide Corp. on December 31, 1996 and $850.0 million to NFS, which then made an equivalent dividend to Nationwide Corp., on February 24, 1997.

         NFS contributed $836.8 million to the capital of NLIC during March
         1997.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., Nationwide Investment Services Corporation and NWE, Inc. NLIC and its subsidiaries are collectively referred to as "the Company."

         The Company is a leading provider of long-term savings and retirement products. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  CONSOLIDATION POLICY

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. Subsidiaries that are classified and reported as discontinued operations are not consolidated but rather are reported as "Investment in subsidiaries classified as discontinued operations" in the accompanying consolidated balance sheets and "Income from discontinued operations" in the accompanying consolidated statements of income. All significant intercompany balances and transactions have been eliminated.

         (b)  VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1997 or 1996.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (c)  REVENUES AND BENEFITS

              INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS:
              Investment products consist primarily of individual and group variable and fixed annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (d)  DEFERRED POLICY ACQUISITION COSTS

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b). For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits.

         (e)  SEPARATE ACCOUNTS

              Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $365.5 million of separate account assets, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  FUTURE POLICY BENEFITS

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

              Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities. See note 4.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (g)  PARTICIPATING BUSINESS

              Participating business represents approximately 50% in 1997 (52% in 1996 and 54% in 1995) of the Company's life insurance in force, 77% in 1997 (78% in 1996 and 79% in 1995) of the number of life insurance policies in force, and 27% in 1997 (40% in 1996 and 47% in 1995) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  FEDERAL INCOME TAX

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  REINSURANCE CEDED

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis. All of the Company's accident and health and group life insurance business is ceded to affiliates and is accounted for as discontinued operations. See notes 11 and 15.

         (j)  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

              STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 130 - REPORTING COMPREHENSIVE INCOME was issued in June 1997 and is effective for fiscal years beginning after December 15, 1997. The statement establishes standards for reporting and display of comprehensive income and its components in a full set of financial statements. Comprehensive income includes all changes in equity during a period except those resulting from investments by shareholders and distributions to shareholders and includes net income. Comprehensive income would be reported in addition to earnings amounts currently presented. The Company will adopt the statement and begin reporting comprehensive income in the first quarter of 1998.

         (k)  RECLASSIFICATION

              Certain items in the 1996 and 1995 consolidated financial statements have been reclassified to conform to the 1997 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued




(3)      INVESTMENTS

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1997 and 1996 were:

                                                                                     Gross         Gross
                                                                    Amortized     unrealized    unrealized     Estimated
             (in millions of dollars)                                 cost           gains        losses       fair value
                                                                 --------------  ------------  -------------  ------------
             December 31, 1997:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies            $     305.1    $     8.6      $    -        $     313.7
                 Obligations of states and political subdivisions          1.6          -             -                1.6
                 Debt securities issued by foreign governments            93.3          2.7          (0.2)            95.8
                 Corporate securities                                  8,698.7        355.5         (11.5)         9,042.7
                 Mortgage-backed securities                            3,634.2        118.6          (2.5)         3,750.3
                                                                  ------------    ---------     ---------      -----------
                     Total fixed maturity securities                  12,732.9        485.4         (14.2)        13,204.1
               Equity securities                                          67.8         12.9          (0.3)            80.4
                                                                  ------------    ---------     ---------      -----------
                                                                   $  12,800.7    $   498.3      $  (14.5)     $  13,284.5
                                                                  ============    =========     =========      ===========

             December 31, 1996:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies            $     275.7    $     4.8      $   (1.3)     $     279.2
                 Obligations of states and political subdivisions          6.2          0.5           -                6.7
                 Debt securities issued by foreign governments           100.7          2.1          (0.9)           101.9
                 Corporate securities                                  7,999.3        285.9         (33.7)         8,251.5
                 Mortgage-backed securities                            3,589.0         91.4         (15.1)         3,665.3
                                                                  ------------    ---------     ---------      -----------
                     Total fixed maturity securities                  11,970.9        384.7         (51.0)        12,304.6
               Equity securities                                          43.9         15.6          (0.4)            59.1
                                                                  ------------    ---------     ---------      -----------
                                                                   $  12,014.8    $   400.3      $  (51.4)     $  12,363.7
                                                                  ============    =========     =========      ===========


         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                 Amortized        Estimated
             (in millions of dollars)                                               cost          fair value
                                                                              --------------      ----------
             Fixed maturity securities available for sale:
               Due in one year or less                                            $     419.2      $     422.1
               Due after one year through five years                                  4,573.5          4,708.4
               Due after five years through ten years                                 2,772.6          2,879.7
               Due after ten years                                                    1,333.4          1,443.6
                                                                                  -----------      -----------
                                                                                      9,098.7          9,453.8
             Mortgage-backed securities                                               3,634.2          3,750.3
                                                                                  -----------      -----------
                                                                                  $  12,732.9      $  13,204.1
                                                                                  ===========      ===========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:


             (in millions of dollars)                                                1997          1996
                                                                                 -----------     ----------
             Gross unrealized gains                                                 $ 483.8        $349.0
             Adjustment to deferred policy acquisition costs                         (103.7)        (81.9)
             Deferred federal income tax                                             (133.0)        (93.5)
                                                                                   --------       -------
                                                                                    $ 247.1        $173.6
                                                                                   ========       =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:


             (in millions of dollars)                                         1997          1996           1995
                                                                          -----------   -------------   -----------
             Securities available-for-sale:
               Fixed maturity securities                                      $137.5       $(289.2)       $876.3
               Equity securities                                                (2.7)          8.9           -
             Fixed maturity securities held-to-maturity                          -             -            75.6
                                                                             -------       -------       -------
                                                                              $134.8       $(280.3)      $ 951.9
                                                                             =======       =======       =======

         Proceeds from the sale of securities available-for-sale during 1997, 1996 and 1995 were $574.5 million, $299.6 million and $107.3 million, respectively. During 1997, gross gains of $9.9 million ($6.6 million and $4.8 million in 1996 and 1995, respectively) and gross losses of $18.0 million ($6.9 million and $2.1 million in 1996 and 1995, respectively) were realized on those sales. In addition, gross gains of $15.1 million and gross losses of $0.7 million were realized in 1997 when the Company paid a dividend to NFS, which then made an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million.

         During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $25.4 million to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $3.5 million.

         As permitted by the Financial Accounting Standards Board's Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, issued in November 1995, the Company transferred nearly all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $3.32 billion, resulting in a gross unrealized gain of $155.9 million.

         The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1997 was $19.9 million ($51.8 million as of December 31, 1996), which includes $3.9 million ($41.7 million as of December 31, 1996) of impaired mortgage loans on real estate for which the related valuation allowance was $0.1 million ($8.5 million as of December 31, 1996) and $16.0 million ($10.1 million as of December 31,
         1996) of impaired mortgage loans on real estate for which there was no valuation allowance. During 1997, the average recorded investment in impaired mortgage loans on real estate was approximately $31.8 million ($39.7 million in 1996) and interest income recognized on those loans was $1.0 million ($2.1 million in 1996), which is equal to interest income recognized using a cash-basis method of income recognition.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

             (in millions of dollars)                                               1997          1996
                                                                                ------------- -------------
             Allowance, beginning of year                                            $51.0         $49.1
               (Reductions) additions charged to operations                           (1.2)          4.5
               Direct write-downs charged against the allowance                       (7.3)         (2.6)
                                                                                    ------        ------
             Allowance, end of year                                                  $42.5         $51.0
                                                                                    ======        ======

         Real estate is presented at cost less accumulated depreciation of $45.1 million as of December 31, 1997 ($30.3 million as of December 31, 1996) and valuation allowances of $11.1 million as of December 31, 1997 ($15.2 million as of December 31, 1996).

         Investments that were non-income producing for the twelve month period preceding December 31, 1997 amounted to $19.4 million ($26.8 million for 1996) and consisted of $3.0 million ($0.2 million in 1996) in securities available-for-sale, $16.4 million ($20.6 million in 1996) in real estate and none ($5.9 million in 1996) in other long-term investments.

         An analysis of investment income by investment type follows for the years ended December 31:

             (in millions of dollars)                                      1997             1996           1995
                                                                        -----------      ---------      ---------
             Gross investment income:
               Securities available-for-sale:
                 Fixed maturity securities                                $  911.6        $  917.1       $  685.8
                 Equity securities                                             0.8             1.3            1.3
               Fixed maturity securities held-to-maturity                      -               -            201.8
               Mortgage loans on real estate                                 457.7           432.8          395.5
               Real estate                                                    42.9            44.3           38.3
               Short-term investments                                         22.7             4.2           10.6
               Other                                                          21.0             4.0            7.2
                                                                          --------        --------       --------
                   Total investment income                                 1,456.7         1,403.7        1,340.5
             Less investment expenses                                         47.5            45.9           46.5
                                                                          --------        --------       --------
                   Net investment income                                  $1,409.2        $1,357.8       $1,294.0
                                                                          ========        ========       ========

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

             (in millions of dollars)                                       1997            1996           1995
                                                                         ---------       ---------       --------
             Securities available-for-sale:
               Fixed maturity securities                                    $ 3.6           $(3.5)         $ 4.2
               Equity securities                                              2.7             3.2            3.4
             Mortgage loans on real estate                                    1.6            (4.1)          (7.1)
             Real estate and other                                            3.2             4.1           (2.2)
                                                                           ------          ------         ------
                                                                            $11.1           $(0.3)         $(1.7)
                                                                           ======          ======         ======

         Fixed maturity securities with an amortized cost of $6.2 million as of December 31, 1997 and 1996 were on deposit with various regulatory agencies as required by law.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(4)      FUTURE POLICY BENEFITS AND CLAIMS

         The liability for future policy benefits for investment contracts represents approximately 86% and 87% of the total liability for future policy benefits as of December 31, 1997 and 1996, respectively. The average interest rate credited on investment product policies was approximately 6.1%, 6.3% and 6.6% for the years ended December 31, 1997, 1996 and 1995, respectively.

         The liability for future policy benefits for traditional life insurance policies has been established based upon the following assumptions:

              INTEREST RATES: Interest rates vary by issue year and were 6.9% and 6.6% in 1997 and 1996, respectively. Interest rates have generally ranged from 6.0% to 10.5% for previous issue years.

              WITHDRAWALS: Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

              MORTALITY: Mortality and morbidity rates are based on published tables, modified for the Company's actual experience.

         The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $220.2 million and $240.5 million as of December 31, 1997 and 1996, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

         The Company has reinsurance agreements with certain affiliates as described in note 11. All other reinsurance agreements are not material to either premiums or reinsurance recoverables.


(5)      FEDERAL INCOME TAX

         The Company's current federal income tax liability was $60.1 million and $30.2 million as of December 31, 1997 and 1996, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1997 and 1996 are as follows:

             (in millions of dollars)                                        1997            1996
                                                                          ----------      ----------
             Deferred tax assets:
               Future policy benefits                                       $200.1          $183.0
               Liabilities in Separate Accounts                              242.0           188.4
               Mortgage loans on real estate and real estate                  19.0            23.4
               Other assets and other liabilities                             59.2            53.7
                                                                           -------          ------
                 Total gross deferred tax assets                             520.3           448.5
                 Less valuation allowance                                     (7.0)           (7.0)
                                                                           -------          ------
                 Net deferred tax assets                                     513.3           441.5
                                                                           -------          ------

             Deferred tax liabilities:
               Deferred policy acquisition costs                             480.5           399.3
               Fixed maturity securities                                     193.3           133.2
               Deferred tax on realized investment gains                      40.1            37.6
               Equity securities and other long-term investments               7.5             8.2
               Other                                                          22.2            25.4
                                                                           -------          ------
                 Total gross deferred tax liabilities                        743.6           603.7
                                                                           -------          ------
                 Net deferred tax liability                                 $230.3          $162.2
                                                                           =======          ======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1997, 1996 and 1995.

         Federal income tax expense attributable to income from continuing operations for the years ended December 31 was as follows:

           (in millions of dollars)                                   1997            1996            1995
                                                                   ---------       ---------       ---------
           Currently payable                                         $121.7          $116.5           $88.7
           Deferred tax expense (benefit)                              28.5            (5.6)           11.1
                                                                     ------          ------          ------
                                                                     $150.2          $110.9           $99.8
                                                                     ======          ======          ======

         Total federal income tax expense for the years ended December 31, 1997, 1996 and 1995 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                           1997                     1996                     1995
                                                   ----------------------   ----------------------   ----------------------
         (in millions of dollars)                     Amount        %          Amount        %          Amount        %
                                                   ----------------------   ------------- --------   ------------- --------
         Computed (expected) tax expense               $150.5      35.0         $110.4      35.0         $100.6      35.0
         Tax exempt interest and dividends
           received deduction                             -         0.0           (0.2)     (0.1)           -         0.0
         Other, net                                      (0.3)     (0.1)           0.7       0.3           (0.8)     (0.3)
                                                       ------      ----         ------      ----         ------      ----
             Total (effective rate of each year)       $150.2      34.9         $110.9      35.2         $ 99.8      34.7
                                                       ======      ====         ======      ====         ======      ====

         Total federal income tax paid was $91.8 million, $115.8 million and $51.8 million during the years ended December 31, 1997, 1996 and 1995, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(6)      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              FIXED MATURITY AND EQUITY SECURITIES: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              MORTGAGE LOANS ON REAL ESTATE, NET: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgage loans in default is the estimated fair value of the underlying collateral.

              POLICY LOANS, SHORT-TERM INVESTMENTS AND CASH: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

              INVESTMENT CONTRACTS: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 13.

           Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:


                                                                         1997                              1996
                                                             ------------------------------   -------------------------------
                                                                Carrying      Estimated          Carrying       Estimated
               (in millions of dollars)                          amount       fair value          amount        fair value
                                                             ------------------------------   --------------- ---------------

               Assets:
                 Investments:
                   Securities available-for-sale:
                     Fixed maturity securities                  $13,204.1      $13,204.1         $12,304.6       $12,304.6
                     Equity securities                               80.4           80.4              59.1            59.1
                   Mortgage loans on real estate, net             5,181.6        5,509.7           5,272.1         5,397.9
                   Policy loans                                     415.3          415.3             371.8           371.8
                   Short-term investments                           358.4          358.4               4.8             4.8
                 Cash                                               175.6          175.6              43.8            43.8
                 Assets held in Separate Accounts                37,724.4       37,724.4          26,926.7        26,926.7

               Liabilities:
                 Investment contracts                            14,708.2       14,322.1          13,914.4        13,484.5
                 Policy reserves on life insurance contracts      3,345.4        3,182.4           3,392.8         3,197.5
                 Liabilities related to Separate Accounts        37,724.4       36,747.0          26,926.7        26,164.2




(7)      RISK DISCLOSURES

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         LEGAL/REGULATORY RISK: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduce demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         CREDIT RISK: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         INTEREST RATE RISK: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $341.4 million extending into 1998 were outstanding as of December 31, 1997. The Company also had $63.9 million of commitments to purchase fixed maturity securities outstanding as of December 31, 1997.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 20% (21% in 1996) in any geographic area and no more than 2% (2% in 1996) with any one borrower as of December 31, 1997. As of December 31, 1997, 46% (44% in 1996) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

         The Company had a significant reinsurance recoverable balance from one reinsurer as of December 31, 1997 and 1996. See note 4.

(8)      PENSION PLAN

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan (the Retirement Plan). Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

         Pension costs charged to operations by the Company during the years ended December 31, 1997, 1996 and 1995 were $7.5 million, $7.4 million and $10.5 million, respectively.

         The Company had no net accrued pension expense as of December 31, 1997 ($1.1 million as of December 31, 1996).

         The net periodic pension cost for the Retirement Plan as a whole for the years ended December 31, 1997 and 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the year ended December 31, 1995 follows:

              (in millions of dollars)                                   1997             1996              1995
                                                                     -----------      -----------       -----------

              Service cost (benefits earned during the period)        $   77.3         $   75.5          $   64.5
              Interest cost on projected benefit obligation              118.6            105.5              95.3
              Actual return on plan assets                              (328.0)          (210.6)           (249.3)
              Net amortization and deferral                              196.4            101.8             143.4
                                                                      --------         --------          --------
                                                                      $   64.3         $   72.2          $   53.9
                                                                      ========         ========          ========

         Basis for measurements, net periodic pension cost:


                                                                        1997             1996              1995
                                                                    -----------      -----------       -----------

              Weighted average discount rate                           6.50%            6.00%             7.50%
              Rate of increase in future compensation levels           4.75%            4.25%             6.25%
              Expected long-term rate of return on plan assets         7.25%            6.75%             8.75%

         Information regarding the funded status of the Retirement Plan as a whole as of December 31, 1997 and 1996 follows:

              (in millions of dollars)                                           1997              1996
                                                                             -----------       -----------
              Accumulated benefit obligation:
                Vested                                                         $1,547.5          $1,338.6
                Nonvested                                                          13.5              11.1
                                                                               --------         ---------
                                                                               $1,561.0          $1,349.7
                                                                               ========         =========

              Net accrued pension expense:
                Projected benefit obligation for services rendered to date     $2,033.8          $1,847.8
                Plan assets at fair value                                       2,212.9           1,947.9
                                                                              ---------         ---------
                  Plan assets in excess of projected benefit obligation           179.1             100.1
                Unrecognized prior service cost                                    34.7              37.9
                Unrecognized net gains                                           (330.7)           (202.0)
                Unrecognized net asset at transition                               33.3              37.2
                                                                              ---------         ---------
                                                                              $   (83.6)        $   (26.8)
                                                                              =========         =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Basis for measurements, funded status of plan:

                                                                                1997              1996
                                                                             -----------       -----------

              Weighted average discount rate                                   6.00%             6.50%
              Rate of increase in future compensation levels                   4.25%             4.75%

         Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau (ELICW).

(9)      POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1997 and 1996 was $36.5 million and $34.9 million, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1997, 1996 and 1995 was $3.0 million, $3.3 million and $3.1 million, respectively.

         Information regarding the funded status of the plan as a whole as of December 31, 1997 and 1996 follows:


             (in millions of dollars)                                                         1997             1996
                                                                                          -----------       -----------
             Accrued postretirement benefit expense:
               Retirees                                                                    $   93.3          $   93.0
               Fully eligible, active plan participants                                        31.6              23.7
               Other active plan participants                                                 113.0              84.0
                                                                                           --------          --------
                 Accumulated postretirement benefit obligation                                237.9             200.7
               Plan assets at fair value                                                       69.2              63.0
                                                                                           --------          --------
                 Plan assets less than accumulated postretirement benefit obligation         (168.7)           (137.7)
               Unrecognized transition obligation of affiliates                                 1.5               1.7
               Unrecognized net losses (gains)                                                  1.6             (23.2)
                                                                                           --------          --------
                                                                                            $(165.6)          $(159.2)
                                                                                           ========          ========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The amount of NPPBC for the plan as a whole for the years ended December 31, 1997, 1996 and 1995 was as follows:

             (in millions of dollars)                            1997          1996          1995
                                                              -----------   ------------  ------------
             Service cost (benefits attributed to employee
               service during the year)                          $  7.0        $  6.5        $  6.2
             Interest cost on accumulated postretirement
               benefit obligation                                  14.0          13.7          14.2
             Actual return on plan assets                          (3.6)         (4.3)         (2.7)
             Amortization of unrecognized transition
               obligation of affiliates                             0.2           0.2           3.0
             Net amortization and deferral                         (0.5)          1.8          (1.6)
                                                                -------        ------        ------
                                                                  $17.1         $17.9         $19.1
                                                                =======        ======        ======

         Actuarial assumptions used for the measurement of the APBO and the NPPBC for 1997, 1996 and 1995 were as follows:

                                                                 1997          1996          1995
                                                              -----------   -----------   -----------
             APBO:
               Discount rate                                  6.70%         7.25%         6.75%
               Assumed health care cost trend rate:
                 Initial rate                                12.13%        11.00%        11.00%
                 Ultimate rate                                6.12%         6.00%         6.00%
                 Uniform declining period                   12 Years      12 Years      12 Years

             NPPBC:
               Discount rate                                  7.25%         6.65%         8.00%
               Long term rate of return on plan
                 assets, net of tax                           5.89%         4.80%         8.00%
               Assumed health care cost trend rate:
                 Initial rate                                11.00%        11.00%        10.00%
                 Ultimate rate                                6.00%         6.00%         6.00%
                 Uniform declining period                    12 Years      12 Years      12 Years

         For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1997 by $0.4 million and have no impact on the NPPBC for the year ended December 31, 1997.

(10) SHAREHOLDER'S EQUITY, REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The statutory capital and surplus of NLIC as of December 31, 1997, 1996 and 1995 was $1.13 billion, $1.00 billion and $1.36 billion, respectively. The statutory net income of NLIC for the years ended December 31, 1997, 1996 and 1995 was $111.7 million, $73.2 million and $86.5 million, respectively.

         As a result of the $850.0 million dividend paid on February 24, 1997, any dividend paid by NLIC during the twelve-month period immediately following the $850.0 million dividend would be an extraordinary dividend under Ohio insurance laws. Accordingly, no such dividend could be paid without prior regulatory approval. The Company has no reason to believe that any reasonably foreseeable dividend to be paid by NLIC would not receive the required approval.

         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(11)     TRANSACTIONS WITH AFFILIATES

         As part of the restructuring described in note 1, NLIC paid a dividend valued at $485.7 million to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of ELICW, National Casualty Company (NCC) and West Coast Life Insurance Company (WCLIC). Also, on February 24, 1997, NLIC paid a dividend to NFS, and NFS paid an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million. The Company recognized a gain of $14.4 million on the transfer of securities.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1997, 1996 and 1995, the Company made lease payments to NMIC and its subsidiaries of $8.4 million, $9.1 million and $9.0 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $85.8 million, $101.6 million and $107.1 million in 1997, 1996 and 1995, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $20.5 million and $15.1 million as of December 31, 1997 and 1996, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1997 and 1996 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Intercompany reinsurance agreements exist between NLIC and, respectively, NMIC and ELICW whereby all of NLIC's accident and health and group life insurance business is ceded on a modified coinsurance basis. NLIC entered into the reinsurance agreements during 1996 because the accident and health and group life insurance business was unrelated to the Company's long-term savings and retirement products. Accordingly, the accident and health and group life insurance business has been accounted for as discontinued operations for all periods presented. Under modified coinsurance agreements, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by ELICW or NMIC, as the case may be. Risk of asset default is retained by the Company, although a fee is paid by ELICW or NMIC, as the case may be, to the Company for the Company's retention of such risk. The agreements will remain in force until all policy obligations are settled. However, with respect to the agreement between NLIC and NMIC, either party may terminate the contract on January 1 of any year with prior notice. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NMIC and ELICW for the years ended December 31, 1997 and 1996 were:


                                                                   1997                          1996
                                                        ----------------------------  ----------------------------
             (in millions of dollars)                       NMIC          ELICW           NMIC          ELICW
                                                        -------------- -------------  ----------------------------
             Premiums                                       $ 91.4         $199.8         $ 97.3        $224.2
             Net investment income and other revenue        $ 10.7         $ 13.4         $ 10.9        $ 14.8
             Benefits, claims and other expenses            $100.7         $225.9         $100.5        $246.6


         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $211.0 million and $4.8 million as of December 31, 1997 and 1996, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         On March 1, 1995, Nationwide Corp. contributed all of the outstanding shares of common stock of Farmland Life Insurance Company (Farmland) to NLIC. Farmland merged into WCLIC effective June 30, 1995. The contribution resulted in a direct increase to consolidated shareholder's equity of $46.9 million. As discussed in note 15, WCLIC is accounted for as discontinued operations.

         Certain annuity products are sold through three affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 1997 were $66.1 million, $76.9 million and $57.3 million, respectively.

(12)     BANK LINES OF CREDIT

         In August 1996, NLIC, along with NMIC, entered into a $600.0 million revolving credit facility which provides for a $600.0 million loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by either NLIC or NMIC. NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. All previously existing line of credit agreements were canceled. In September 1997, the credit agreement was amended to include NFS as a party to and borrower under the agreement.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(13)     CONTINGENCIES

         The Company is a defendant in various lawsuits. In the opinion of management, the effects, if any, of such lawsuits are not expected to be material to the Company's financial position or results of operations.

(14)     SEGMENT INFORMATION

         The Company has three product segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by the Company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Fixed Annuities segment also includes the fixed option under the Company's variable annuity contracts. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses and investment management fees and other revenue earned from mutual funds, other than the portion allocated to the variable annuities and life insurance segments, are reported in the Corporate and Other segment.

         The following table summarizes revenues and income from continuing operations before federal income tax expense for the years ended December 31, 1997, 1996 and 1995 and assets as of December 31, 1997, 1996 and 1995, by segment.

              (in millions of dollars)                                         1997               1996             1995
                                                                           -------------      ------------     ------------
              Revenues:
                  Variable Annuities                                         $    404.0        $    284.6       $    189.1
                  Fixed Annuities                                               1,141.4           1,092.6          1,052.0
                  Life Insurance                                                  473.1             435.6            409.1
                  Corporate and Other                                             198.9             180.1            148.5
                                                                            -----------        ----------       ----------
                                                                             $  2,217.4        $  1,992.9       $  1,798.7
                                                                            ===========        ==========       ==========

              Income from continuing operations before federal income tax expense:
                  Variable Annuities                                         $    150.9        $     90.3       $     50.8
                  Fixed Annuities                                                 169.5             135.4            137.0
                  Life Insurance                                                   70.9              67.2             67.6
                  Corporate and Other                                              38.6              22.6             32.2
                                                                            -----------        ----------       ----------
                                                                             $    429.9        $    315.5       $    287.6
                                                                            ===========        ==========       ==========

              Assets:
                  Variable Annuities                                         $ 35,278.7        $ 25,069.7       $ 17,333.0
                  Fixed Annuities                                              14,436.3          13,994.7         13,250.4
                  Life Insurance                                                3,901.4           3,353.3          3,027.4
                  Corporate and Other                                           6,174.3           5,348.6          4,896.8
                                                                            -----------        ----------       ----------
                                                                             $ 59,790.7        $ 47,766.3       $ 38,507.6
                                                                            ===========        ==========       ==========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(15)     DISCONTINUED OPERATIONS

         As discussed in note 1, NFS is a holding company for NLIC and certain other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. Prior to the contribution by Nationwide Corp. of the outstanding common stock of NLIC to NFS, NLIC effected certain transactions with respect to certain subsidiaries and lines of business that were unrelated to long-term savings and retirement products.

         On September 24, 1996, NLIC's Board of Directors declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of three subsidiaries: ELICW, NCC and WCLIC. ELICW writes group accident and health and group life insurance business and maintains it offices in Wausau, Wisconsin. NCC is a property and casualty company with offices in Scottsdale, Arizona that serves as a fronting company for a property and casualty subsidiary of NMIC. WCLIC writes high dollar term life insurance policies and is located in San Francisco, California. ELICW, NCC and WCLIC have been accounted for as discontinued operations in the accompanying consolidated financial statements through December 31, 1996. The Company did not recognize any gain or loss on the disposal of these subsidiaries.

         Also, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and NMIC, effective January 1, 1996. See note 11 for a complete discussion of the reinsurance agreements. The Company has discontinued its accident and health and group life insurance business and in connection therewith has entered into reinsurance agreements to cede all existing and any future writings to other affiliated companies. NLIC's accident and health and group life insurance business is accounted for as discontinued operations for all periods presented. The Company did not recognize any gain or loss on the disposal of the accident and health and group life insurance business. The assets, liabilities, results of operations and activities of discontinued operations are distinguished physically, operationally and for financial reporting purposes from the remaining assets, liabilities, results of operations and activities of the Company.

         A summary of the results of operations of discontinued operations for the years ended December 31, 1997, 1996 and 1995 is as follows:


             (in millions of dollars)                                               1997           1996          1995
                                                                                -------------- ------------- ------------

             Revenues                                                             $    -         $   668.9     $   776.9
             Net income                                                           $    -         $    11.3     $    24.7

         A summary of the assets and liabilities of discontinued operations as of December 31, 1997, 1996 and 1995 is as follows:

             (in millions of dollars)                                               1997           1996          1995
                                                                                -------------- ------------- -------------

             Assets, consisting primarily of investments                            $247.3        $3,288.5      $3,206.7
             Liabilities, consisting primarily of policy benefits and claims        $247.3        $2,802.8      $2,700.0


PART C. OTHER INFORMATION
Item 28.      FINANCIAL STATEMENTS AND EXHIBITS                                                  PAGE
              (a)Financial Statements:
                  (1)Financial statements included
                      in Prospectus (Part A):
                      Condensed Financial Information.                                             6
                  (2)Financial statements and schedule included
                      in Part B:
                      Those financial statements and schedule
                      required by Item 27 to be included in Part B
                      have been incorporated therein by reference
                      to the Prospectus (Part A).                                                  26

              Nationwide Life Insurance Company Separate Account No. 1:
                      Independent Auditors' Report.                                                26
                      Statement of Assets, Liabilities and Contract
                      Owners' Equity as of December 31, 1997.                                      27
                      Statements of Operations and Changes in
                      Contract Owners' Equity for the years ended
                      December 31, 1997 and 1996.                                                  28
                      Notes to Financial Statements.                                               29
                      Schedule of Portfolio Investments.                                           32

              Nationwide Life Insurance Company:
                      Independent Auditors' Report.                                                35
                      Consolidated Balance Sheets as of December
                      31, 1997 and 1996.                                                           36
                      Consolidated Statements of Income for the
                      years ended December 31, 1997, 1996 and
                      1995.                                                                        37
                      Consolidated Statements of Shareholders
                      Equity for the years ended December 31,
                      1997, 1996 and 1995.                                                         38
                      Consolidated Statements of Cash Flows for
                      the years ended December 31, 1997, 1996
                      and 1995.                                                                    39
                      Notes to Consolidated Financial Statements.                                  40
                      Schedule I - Consolidated Summary of Investments -
                      Other Than Investments in Related Parties                                    74
                      Schedule III - Supplementary Insurance Information                           75
                      Schedule IV - Reinsurance                                                    76
                      Schedule V - Valuation and Qualifying Accounts                               77




                                    60 of 79

Item 29.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

                           NAME AND PRINCIPAL                             POSITIONS AND OFFICES
                            BUSINESS ADDRESS                                 WITH DEPOSITOR
                          Lewis J. Alphin                                        Director
                          519 Bethel Church Road
                          Mount Olive, NC  28365

                          A.I. Bell                                              Director
                          4121 North River Road West
                          Zanesville, OH 43701

                          Keith W. Eckel                                         Director
                          1647 Falls Road
                          Clarks Summit, PA 18411

                          Willard J. Engel                                       Director
                          301 East Marshall Street
                          Marshall, MN 56258

                          Fred C. Finney                                         Director
                          1558 West Moreland Road
                          Wooster, OH 44691

                          Charles L. Fuellgraf, Jr.                              Director
                          600 South Washington Street
                          Butler, PA  16001

                          Joseph J. Gasper                         President and Chief Operating Officer
                          One Nationwide Plaza                                 and Director
                          Columbus, OH  43215

                          Dimon R. McFerson                        Chairman and Chief Executive Officer-
                          One Nationwide Plaza                        Nationwide Insurance Enterprise
                          Columbus, OH  43215                                  and Director

                          David O. Miller                           Chairman of the Board and Director
                          115 Sprague Drive
                          Hebron, OH  43025

                          Yvonne L. Montgomery                                   Director
                          2859 Paces Ferry Road
                          Atlanta, GA 30339

                          C. Ray Noecker                                         Director
                          2770 Winchester Southern S.
                          Ashville, OH 43103

                          James F. Patterson                                     Director
                          8765 Mulberry Road
                          Chesterland, OH  44026





                                    61 of 79

                           NAME AND PRINCIPAL                             POSITIONS AND OFFICES
                            BUSINESS ADDRESS                                 WITH DEPOSITOR
                          Arden L. Shisler                                       Director
                          1356 North Wenger Road
                          Dalton, OH  44618

                          Robert L. Stewart                                      Director
                          88740 Fairview Road
                          Jewett, OH  43986

                          Nancy C. Thomas                                        Director
                          10835 Georgetown Street NE
                          Louisville, OH  44641

                          Harold W. Weihl                                        Director
                          14282 King Road
                          Bowling Green, OH  43402

                          Dennis W. Click                              Vice President and Secretary
                          One Nationwide Plaza
                          Columbus, OH  43215

                          Robert A. Oakley                               Executive Vice President-
                          One Nationwide Plaza                            Chief Financial Officer
                          Columbus, OH  43215

                          Robert J. Woodward, Jr.                       Executive Vice President-
                          One Nationwide Plaza                           Chief Investment Officer
                          Columbus, OH  43215

                          James E. Brock                                  Senior Vice President-
                          One Nationwide Plaza                            Life Company Operations
                          Columbus, OH  43215

                          W. Sidney Druen                            Senior Vice President and General
                          One Nationwide Plaza                        Counsel and Assistant Secretary
                          Columbus, OH  43215

                          Harvey S. Galloway, Jr.                  Senior Vice President-Chief Actuary-
                          One Nationwide Plaza                          Life, Health and Annuities
                          Columbus, OH  43215

                          Richard A. Karas                            Senior Vice President-Sales-
                          One Nationwide Plaza                              Financial Services
                          Columbus, OH  43215

                          Michael D. Bleiweiss                                Vice President-
                          One Nationwide Plaza                         Individual Annuity Operations
                          Columbus, OH  43215





                                    62 of 79

                           NAME AND PRINCIPAL                             POSITIONS AND OFFICES
                            BUSINESS ADDRESS                                 WITH DEPOSITOR
                          Matthew S. Easley                                  Vice President-
                          One Nationwide Plaza                   Life Marketing and Administrative Service
                          Columbus, OH  43215

                          Ronald L. Eppley                                    Vice President-
                          One Nationwide Plaza                             Applications Services
                          Columbus, OH  43215

                          Timothy E. Murphy                                   Vice President-
                          One Nationwide Plaza                              Strategic Marketing
                          Columbus, Ohio  43215

                          R. Dennis Noice                                     Vice President-
                          One Nationwide Plaza                               Retail Operations
                          Columbus, OH  43215

                          Joseph P. Rath                                      Vice President
                          One Nationwide Plaza
                          Columbus, OH  43215



Item 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
                * Subsidiaries for which separate financial statements are filed
                ** Subsidiaries included in the respective consolidated financial statements
                *** Subsidiaries included in the respective group financial statements filed for unconsolidated subsidiaries
                ****  other subsidiaries



                                    63 of 79

                                                                        NO. VOTING
                                                                        SECURITIES
                                                       STATE           (SEE ATTACHED
                                                  OF ORGANIZATION      CHART) UNLESS
                        COMPANY                                          OTHERWISE                   PRINCIPAL BUSINESS
                                                                         INDICATED
         Affiliate Agency, Inc.                       Delaware                         Life Insurance Agency

         Affiliate Agency of Ohio, Inc.                 Ohio                           Life Insurance Agency

         Allnations, Inc.                               Ohio                           Promotes cooperative insurance corporations
                                                                                       worldwide
         American Marine Underwriters, Inc.           Florida                          Underwriting Manager

         Auto Direkt Insurance Company                Germany                          Insurance Company

         The Beak and Wire Corporation                  Ohio                           Radio Tower Joint Venture

         California Cash Management Company          California                        Inactive

         Colonial County Mutual Insurance              Texas                           Insurance Company
         Company

         Colonial Insurance Company of               Wisconsin                         Insurance Company
         Wisconsin

         Columbus Insurance Brokerage and             Germany                          Insurance Broker
         Service GMBH

         Companies Agency, Inc.                      Wisconsin                         Insurance Broker

         Companies Agency Insurance Services         California                        Insurance  Broker
         of California

         Companies Agency of Alabama, Inc.            Alabama                          Insurance Broker

         Companies Agency of Georgia, Inc.            Georgia                          Insurance Broker

         Companies Agency of Idaho, Inc.               Idaho                           Insurance Broker

         Companies Agency of Kentucky, Inc.           Kentucky                         Insurance Broker

         Companies Agency of Massachusetts,        Massachusetts                       Insurance Broker
         Inc.

         Companies Agency of New York, Inc.           New York                         Insurance Broker

         Companies Agency of Pennsylvania, Inc.     Pennsylvania                       Insurance Broker

         Companies Agency of Phoenix, Inc.            Arizona                          Insurance Broker

         Companies Agency of Texas, Inc.               Texas                           Local Recording Agent (P&C)

         Companies Annuity Agency of Texas,            Texas                           Group and Variable Contract Agent
         Inc.

         Cooperative Service Company                  Nebraska                         Insurance Agency

         Countrywide Services Corporation             Delaware                         Products Liability, Investigative and Claims
                                                                                       Management Services
         EMPLOYERS INSURANCE OF WAUSAU A             Wisconsin                         Mutual Insurance Company
         Mutual Company




                                   127 of 145

                                                                        NO. VOTING
                                                                        SECURITIES
                                                       STATE           (SEE ATTACHED
                                                  OF ORGANIZATION      CHART) UNLESS
                        COMPANY                                          OTHERWISE                   PRINCIPAL BUSINESS
                                                                         INDICATED
     **  Employers Life Insurance Company of         Wisconsin                         Life Insurance Company
         Wausau

         F & B, Inc.                                    Iowa                           Insurance Agency

         Farmland Mutual Insurance Company              Iowa                           Mutual Insurance Company

         Financial Horizons Distributors              Alabama                          Life Insurance Agency
         Agency of Alabama, Inc.

         Financial Horizons Distributors                Ohio                           Life Insurance Agency
         Agency of Ohio, Inc.

         Financial Horizons Distributors              Oklahoma                         Life Insurance Agency
         Agency of Oklahoma, Inc.

         Financial Horizons Distributors               Texas                           Life Insurance Agency
         Agency of Texas, Inc.

      *  Financial Horizons Investment Trust       Massachusetts                       Investment Company

         Financial Horizons Securities                Oklahoma                         Broker Dealer
         Corporation

         Gates, McDonald & Company                      Ohio                           Cost Control Business

         Gates, McDonald & Company of Nevada           Nevada                          Self-Insurance Administration Claims
                                                                                       Examinations and Data Processing Services
         Gates, McDonald & Company of New             New York                         Workers Compensation Claims Administration
         York, Inc.

         Gates McDonald Health Plus, Inc.               Ohio                           Managed Care Organization

         Greater La Crosse Health Plans, Inc.        Wisconsin                         Commercial Health and Medicare Supplement
                                                                                       Insurance
         Insurance Intermediaries, Inc.                 Ohio                           Insurance Broker and Insurance Agency

         Irvin L. Schwartz and Associates, Inc.         Ohio                           Insurance Agency

         Key Health Plan, Inc.                       California                        Pre-paid Health Plans

         Landmark Financial Services of New           New York                         Life Insurance Agency
         York, Inc.

         Leben Direkt Insurance Company               Germany                          Life Insurance Company

         Lone Star General Agency, Inc.                Texas                           Insurance Agency

     **  MRM Investments, Inc.                          Ohio                           Owns and Operates a Recreational Ski Facility

     **  National Casualty Company                   Wisconsin                         Insurance Company

         National Casualty Company of America,     Great Britain                       Insurance Company
         Ltd.

     **  National Premium and Benefit                 Delaware                         Insurance Administrative Services
         Administration Company

     **  Nationwide Advisory Services, Inc.             Ohio                           Registered Broker-Dealer, Investment Manager
                                                                                       and Administrator




                                   128 of 145

                                                                        NO. VOTING
                                                                        SECURITIES
                                                       STATE           (SEE ATTACHED
                                                  OF ORGANIZATION      CHART) UNLESS
                        COMPANY                                          OTHERWISE                   PRINCIPAL BUSINESS
                                                                         INDICATED
         Nationwide Agency, Inc.                        Ohio                           Insurance Agency

         Nationwide Agribusiness Insurance              Iowa                           Insurance Company
         Company

         Nationwide Asset Allocation Trust         Massachusetts                       Investment Company

         Nationwide Cash Management Company             Ohio                           Investment Securities Agent

         Nationwide Community Urban                     Ohio                           Redevelopment of blighted areas within the
         Redevelopment Corporation                                                     City of Columbus, Ohio

         Nationwide Corporation                         Ohio                           Organized for the purpose of acquiring,
                                                                                       holding, encumbering, transferring, or
                                                                                       otherwise disposing of shares, bonds, and
                                                                                       other evidences of indebtedness, securities,
                                                                                       and contracts of other persons, associations,
                                                                                       corporations, domestic or foreign and to form
                                                                                       or acquire the control of other corporations
         Nationwide/Dispatch LLC                        Ohio                           Engaged in related Arena development Activity

         Nationwide Financial Institution             Delaware                         Insurance Agency
         Distributors Agency, Inc.

         Nationwide Financial Services Capital        Delaware                         Statutory Business Trust
         Trust

         Nationwide Financial Services, Inc.          Delaware                         Organized for the purpose of acquiring,
                                                                                       holding, encumbering, transferring, or
                                                                                       otherwise disposing of shares, bonds, and
                                                                                       other evidences of indebtedness, securities,
                                                                                       and contracts of other persons, associations,
                                                                                       corporations, domestic or foreign and to form
                                                                                       or acquire the control of other corporations

         Nationwide General Insurance Company           Ohio                           Insurance Company

         Nationwide Global Holdings, Inc.               Ohio                           Holding Company for Enterprise International
                                                                                       Operations

         Nationwide Health Plans, Inc.                  Ohio                           Health Maintenance Organization

      *  Nationwide Indemnity Company                   Ohio                           Reinsurance Company

         Nationwide Insurance Enterprise                Ohio                           Membership Non-Profit Corporation
         Foundation

         Nationwide Insurance Enterprise                Ohio                           Performs shares services functions for the
         Services, Ltd.                                                                Enterprise

         Nationwide Insurance Golf Charities,           Ohio                           Membership Non-Profit Corporation
         Inc.

         Nationwide Investing Foundation              Michigan                         Investment Company

      *  Nationwide Investing                      Massachusetts                       Investment Company
         Foundation II

         Nationwide Investing Foundation III            Ohio                           Investment Company





                                   129 of 145

                                                                        NO. VOTING
                                                                        SECURITIES
                                                       STATE           (SEE ATTACHED
                                                  OF ORGANIZATION      CHART) UNLESS
                        COMPANY                                          OTHERWISE                   PRINCIPAL BUSINESS
                                                                         INDICATED
         Nationwide Investment Services               Oklahoma                         Registered Broker-Dealer in Deferred
         Corporation                                                                   Compensation Market

         Nationwide Investors Services, Inc.            Ohio                           Stock Transfer Agent

     **  Nationwide Life and Annuity Insurance          Ohio                           Life Insurance Company
         Company

     **  Nationwide Life Insurance Company              Ohio                           Life Insurance Company

         Nationwide Lloyds                             Texas                           Texas Lloyds Company

         Nationwide  Management Systems, Inc.           Ohio                           Offers Preferred Provider Organization and
                                                                                       Other Related Products and Services
         Nationwide Mutual Fire Insurance               Ohio                           Mutual Insurance Company
         Company

         Nationwide Mutual Insurance Company            Ohio                           Mutual Insurance Company

         Nationwide Properties, Ltd.                    Ohio                           Develops, owns and operates real estate and
                                                                                       real estate investments
         Nationwide Property and Casualty               Ohio                           Insurance Company
         Insurance Company

         Nationwide Realty Investors, Ltd.              Ohio                           Develops, owns and operates real estate and
                                                                                       real estate investments
      *  Nationwide Separate Account Trust         Massachusetts                       Investment Company

         NEA Valuebuilder Investor Services,          Delaware                         Life Insurance Agency
         Inc.

         NEA Valuebuilder Investor Services of        Alabama                          Life Insurance Agency
         Alabama, Inc.

         NEA Valuebuilder Investor Services of        Arizona                          Life Insurance Agency
         Arizona, Inc.

         NEA Valuebuilder Investor Services of        Montana                          Life Insurance Agency
         Montana, Inc.

         NEA Valuebuilder Investor Services of         Nevada                          Life Insurance Agency
         Nevada, Inc.

         NEA Valuebuilder Investor Services of          Ohio                           Life Insurance Agency
         Ohio, Inc.

         NEA Valuebuilder Investor Services of        Oklahoma                         Life Insurance Agency
         Oklahoma, Inc.

         NEA Valuebuilder Investor Services of         Texas                           Life Insurance Agency
         Texas, Inc.

         NEA Valuebuilder Investor Services of        Wyoming                          Life Insurance Agency
         Wyoming, Inc.

         NEA Valuebuilder Services Insurance       Massachusetts                       Life Insurance Agency
         Agency, Inc.

         Neckura General Insurance Company            Germany                          Insurance Company

         Neckura Holding Company                      Germany                          Administrative Service for Neckura Insurance
                                                                                       Group

         Neckura Insurance Company                    Germany                          Insurance Company

         Neckura Life Insurance Company               Germany                          Life Insurance Company




                                   130 of 145

                                                                        NO. VOTING
                                                                        SECURITIES
                                                       STATE           (SEE ATTACHED
                                                  OF ORGANIZATION      CHART) UNLESS
                        COMPANY                                          OTHERWISE                   PRINCIPAL BUSINESS
                                                                         INDICATED
         NWE, Inc.                                      Ohio                           Special Investments

         PEBSCO of Massachusetts Insurance         Massachusetts                       Markets and Administers Deferred Compensation
         Agency, Inc.                                                                  Plans for Public Employees

         PEBSCO of Texas, Inc.                         Texas                           Markets and Administers Deferred Compensation
                                                                                       Plans for Public Employees
         Pension Associates of Wausau, Inc.          Wisconsin                         Pension plan administration, record keeping
                                                                                       and consulting and compensation consulting
         Physicians Plus Insurance Corporation       Wisconsin                         Health Maintenance Organization

         Prevea Health Insurance Plan, Inc.          Wisconsin                         Health Maintenance Organization

         Public Employees Benefit Services            Delaware                         Markets and Administers Deferred Compensation
         Corporation                                                                   Plans for Public Employees

         Public Employees Benefit Services            Alabama                          Markets and Administers Deferred Compensation
         Corporation of Alabama                                                        Plans for Public Employees

         Public Employees Benefit Services            Arkansas                         Markets and Administers Deferred Compensation
         Corporation of Arkansas                                                       Plans for Public Employees

         Public Employees Benefit Services            Montana                          Markets and Administers Deferred Compensation
         Corporation of Montana                                                        Plans for Public Employees

         Public Employees Benefit Services           New Mexico                        Markets and Administers Deferred Compensation
         Corporation of New Mexico                                                     Plans for Public Employees

         Scottsdale Indemnity Company                   Ohio                           Insurance Company

         Scottsdale Insurance Company                   Ohio                           Insurance Company

         Scottsdale Surplus Lines Insurance           Arizona                          Excess and Surplus Lines Insurance Company
         Company

         SVM Sales GmbH, Neckura Insurance            Germany                          Sales support for Neckura Insurance Group
         Group

         TIG Countrywide Insurance Group             California                        Independent Agency Personal Lines Underwriter

         Wausau (Bermuda) Ltd.                        Bermuda                          Rent-a-captive Reinsurer

         Wausau Business Insurance Company           Wisconsin                         Insurance Company

         Wausau General Insurance Company             Illinois                         Insurance Company

         Wausau Insurance Company (U.K.)           United Kingdom                      Insurance and Reinsurance Company
         Limited

         Wausau International Underwriters           California                        Special Risks, Excess and Surplus Lines
                                                                                       Insurance Underwriting Manager

     **  Wausau Preferred Health Insurance           Wisconsin                         Insurance and Reinsurance Company
         Company

         Wausau Service Corporation                  Wisconsin                         Holding Company

         Wausau Underwriters Insurance Company       Wisconsin                         Insurance Company





                                   131 of 145

                                                                          NO. VOTING SECURITIES
                                                       STATE           (SEE ATTACHED CHART) UNLESS
                                                  OF ORGANIZATION          OTHERWISE INDICATED
                        COMPANY                                                                             PRINCIPAL BUSINESS
      *  MFS Variable Account                           Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  NACo Variable Account                          Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide DC Variable Account                 Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
         Nationwide DCVA-II                             Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Separate Account No. 1                         Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Multi-Flex Variable Account         Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide VA Separate Account-A               Ohio         Nationwide Life and Annuity     Issuer of Annuity Contracts
                                                                     Separate Account
      *  Nationwide VA Separate Account-B               Ohio         Nationwide Life and Annuity     Issuer of Annuity Contracts
                                                                     Separate Account
      *  Nationwide VA Separate Account-C               Ohio         Nationwide Life and Annuity     Issuer of Annuity Contracts
                                                                     Separate Account
         Nationwide VA Separate Account-Q               Ohio         Nationwide Life and Annuity     Issuer of Annuity Contracts
                                                                     Separate Account
      *  Nationwide Variable Account                    Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Variable Account-II                 Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Variable Account-3                  Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Variable Account-4                  Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Variable Account-5                  Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Fidelity Advisor Variable           Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
         Account                                                     Account
      *  Nationwide Variable Account-6                  Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
         Nationwide Variable Account-8                  Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide Variable Account-9                  Ohio         Nationwide Life Separate        Issuer of Annuity Contracts
                                                                     Account
      *  Nationwide VL Separate                         Ohio         Nationwide Life and Annuity     Issuer of Life Insurance
         Account-A                                                   Separate Account                Policies

         Nationwide VL Separate                         Ohio         Nationwide Life and Annuity     Issuer of Life Insurance
         Account-B                                                   Separate Account                Policies

         Nationwide VL Separate                         Ohio         Nationwide Life and Annuity     Issuer of Life Insurance
         Account-C                                                   Separate Account                Policies

      *  Nationwide VLI Separate Account                Ohio         Nationwide Life Separate        Issuer of Life Insurance
                                                                     Account                         Policies
      *  Nationwide VLI Separate Account-2              Ohio         Nationwide Life Separate        Issuer of Life Insurance
                                                                     Account                         Policies
      *  Nationwide VLI Separate Account-3              Ohio         Nationwide Life Separate        Issuer of Life Insurance
                                                                     Account                         Policies
         Nationwide VLI Separate Account-4              Ohio         Nationwide Life Separate        Issuer of Life Insurance
                                                                     Account                         Policies





                                   132 of 145

                                                                                                                         (left side)
------------------------
| NATIONWIDE INSURANCE |
| GOLF CHARITIES, INC. |
|                      |
|      MEMBERSHIP      |
|      NONPROFIT       |
|     CORPORATION      |
------------------------
                                                  ------------------------------------------
                                                  |      EMPLOYERS INSURANCE OF WAUSAU     |
                                                  |           A MUTUAL COMPANY             |
                                                  |             (EMPLOYERS)                |
                                                  |                                        |========================================
                                                  | Contribution Note         Cost         |
                                                  | -----------------         ----         |
                                                  | Casualty                  $400,000,000 |
                                                  ------------------------------------------
                                                                |
           -----------------------------------------------------------------------
           |                                  |                                  |
---------------------------       ---------------------------       ----------------------------         ---------------------------
|  KEY HEALTH PLAN, INC.  |       |   WAUSAU INSURANCE CO.  |       |      WAUSAU SERVICE      |         |                         |
|                         |       |      (U.K.) LIMITED     |       |     CORPORATION (WSC)    |         |    NATIONWIDE LLOYDS    |
|Common Stock: 1,000      |       |Common Stock: 8,506,800  |       |Common Stock: 1,000 Shares|         |                         |
|------------  Shares     |       |------------  Shares     |       |------------              |         |                         |
|                         |       |                         |       |                          |=========|                         |
|              Cost       |       |              Cost       |       |              Cost        |     ||  |      A TEXAS LLOYDS     |
|              ----       |       |              ----       |       |              ----        |     ||  |                         |
|Employers-               |       |Employers-               |       |Employers-                |     ||  |                         |
| 80%          $1,828,478 |       |100%          $18,683,300|       |100%          $176,763,000|     ||  |                         |
---------------------------       ---------------------------       ----------------------------     ||  ---------------------------
                                                                                 |                   ||
                              ---------------------------------------------------------------------  ||
                              |                                 |                                 |  ||
---------------------------   |   ---------------------------   |   ----------------------------  |  ||  ---------------------------
|     WAUSAU BUSINESS     |   |   |    COMPANIES AGENCY     |   |   |   COUNTRYWIDE SERVICES   |  |  ||  |                         |
|    INSURANCE COMPANY    |   |   |    OF KENTUCKY, INC.    |   |   |        CORPORATION       |  |  ||  |                         |
|Common Stock: 10,900,000 |   |   |Common Stock: 1,000      |   |   |Common Stock: 100 Shares  |  |  ||  |        COMPANIES        |
|------------  Shares     |   |   |------------  Shares     |   |   |------------              |  |  ||  |        AGENCY OF        |
|                         |---|---|                         |   |---|                          |  |  ||==|        TEXAS, INC.      |
|              Cost       |   |   |              Cost       |   |   |              Cost        |  |  ||  |                         |
|              ----       |   |   |              ----       |   |   |              ----        |  |  ||  |                         |
|WSC-100%      $33,800,000|   |   |WSC-100%      $1,000     |   |   |WSC-100%      $145,852    |  |  ||  |                         |
---------------------------   |   ---------------------------   |   ----------------------------  |  ||  ---------------------------
                              |                                 |                                 |  ||
---------------------------   |   ---------------------------   |   ----------------------------  |  ||  ---------------------------
|   WAUSAU UNDERWRITERS   |   |   |    COMPANIES AGENCY     |   |   |      WAUSAU GENERAL      |  |  ||  |                         |
|    INSURANCE COMPANY    |   |   | OF MASSACHUSETTS, INC.  |   |   |     INSURANCE COMPANY    |  |  ||  |                         |
|Common Stock: 8,750      |   |   |Common Stock: 1,000      |   |   |Common Stock: 200,000     |  |  ||  |     COMPANIES ANNUITY   |
|------------  Shares     |   |   |------------  Shares     |   |   |------------  Shares      |  |  ||  |         AGENCY OF       |
|                         |---|---|                         |   |---|                          |  |  ====|         TEXAS, INC.     |
|              Cost       |   |   |              Cost       |   |   |              Cost        |  |      |                         |
|              ----       |   |   |              ----       |   |   |              ----        |  |      |                         |
|WSC-100%      $69,560,006|   |   |WSC-100%      $1,000     |   |   |WSC-100%      $39,000,000 |  |      |                         |
---------------------------   |   ---------------------------   |   ----------------------------  |      ---------------------------
                              |                                 |                                 |
---------------------------   |   ---------------------------   |   ----------------------------  |      ---------------------------
|   GREATER LA CROSSE     |   |   |    COMPANIES AGENCY     |   |   |   WAUSAU INTERNATIONAL   |  |      |     AMERICAN MARINE     |
|   HEALTH PLANS, INC.    |   |   |    OF NEW YORK, INC.    |   |   |       UNDERWRITERS       |  |      |    UNDERWRITERS, INC.   |
|Common Stock: 3,000      |   |   |Common Stock: 1,000      |   |   |Common Stock: 1,000       |  |      |Common Stock: 20         |
|------------  Shares     |   |   |------------  Shares     |   |   |------------  Shares      |  |      |------------  Shares     |
|                         |---|---|                         |   |---|                          |  |------|                         |
|              Cost       |   |   |              Cost       |   |   |              Cost        |  |      |              Cost       |
|              ----       |   |   |              ----       |   |   |              ----        |  |      |              ----       |
|WSC-33.3%     $1,461,761 |   |   |WSC-100%      $1,000     |   |   |WSC-100%      $10,000     |  |      |WSC-100%      $248,222   |
---------------------------   |   ---------------------------   |   ----------------------------  |      ---------------------------
                              |                                 |                                 |
---------------------------   |   ---------------------------   |   ----------------------------  |      ---------------------------
|    COMPANIES AGENCY     |   |   |    COMPANIES AGENCY     |   |   |     COMPANIES AGENCY     |  |      |         COMPANIES       |
|    OF ALABAMA, INC.     |   |   |  OF PENNSYLVANIA, INC.  |   |   |    INSURANCE SERVICES    |  |      |        AGENCY, INC.     |
|                         |   |   |                         |   |   |       OF CALIFORNIA      |  |      |                         |
|Common Stock: 1,000      |   |   |Common Stock: 1,000      |   |   |Common Stock: 1,000       |  |      |Common Stock: 100        |
|------------  Shares     |   |   |------------  Shares     |   |---|------------  Shares      |  |------|------------  Shares     |
|                         |---|---|                         |   |   |                          |         |                         |
|              Cost       |   |   |              Cost       |   |   |              Cost        |         |              Cost       |
|              ----       |   |   |              ----       |   |   |              ----        |         |              ----       |
|WSC-100%      $100       |   |   |WSC-100%      $100       |   |   |WSC-100%      $1,000      |         |WSC-100%      $10,000    |
---------------------------   |   ---------------------------   |   ----------------------------         ---------------------------
                              |                                 |                                                     |
---------------------------   |   ---------------------------   |   ----------------------------         ---------------------------
|    COMPANIES AGENCY     |   |   |   COMPANIES AGENCY      |   |   |      PHYSICIANS PLUS     |         |    PENSION ASSOCIATES   |
|     OF IDAHO, INC.      |   |   |     OF PHOENIX, INC.    |   |   |         INSURANCE        |         |      OF WAUSAU, INC.    |
|                         |   |   |                         |   |   |        CORPORATION       |         |Common Stock: 1,000      |
|Common Stock: 1,000      |   |   |Common Stock: 1,000      |   |   |Common Stock:    7,150    |         |------------  Shares     |
|------------  Shares     |   |   |------------  Shares     |   |   |------------     Shares   |         |                         |
|                         |-------|                         |   |---|Preferred Stock: 11,540   |         |                         |
|                         |   |   |                         |   |   |---------------  Shares   |         |Companies        Cost    |
|                         |   |   |                         |   |   |                          |         |Agency, Inc.     ----    |
|              Cost       |   |   |              Cost       |   |   |                Cost      |         |(Wisconsin)-100% $10,000 |
|              ----       |   |   |              ----       |   |   |                ----      |         |                         |
|WSC-100%      $1,000     |   |   |WSC-100%      $1,000     |   |   |WSC-33-1/3%     $6,215,459|         |                         |
---------------------------   |   ---------------------------   |   ----------------------------         ---------------------------
                              |                                 |
                              |   ---------------------------   |   ----------------------------
                              |   |         WAUSAU          |   |   |      PREVEA HEALTH       |
                              |   |     (BERMUDA) LTD.      |   |   |  INSURANCE PLAN, INC.    |
                              |   | Common Stock:  120,000  |   |   |Common Stock: 3,000 Shares|
                              |   | -------------  Shares   |   |   |------------              |
                              ----|                         |   ----|                          |
                                  |                         |       |                          |
                                  |                Cost     |       |              Cost        |
                                  |                ----     |       |              ----        |
                                  | WSC-100%      $5,000,000|       |WSC-33-1/3%   $500,000    |
                                  ---------------------------       ----------------------------

                                        NATIONWIDE INSURANCE ENTERPRISE(R)                                                  (middle)
       -----------------------------------------------------------------------------
       |                                                                           |
       |                                                                           |
       |                           NATIONWIDE MUTUAL                               |
=======|                           INSURANCE COMPANY                               |================================================
       |                              (CASUALTY)                                   |
       |                                                                           |
       |                                                                           |
       -----------------------------------------------------------------------------
              |                        ||                              |
              |                        ||                              -------------------------------------------------------------
              |                        ||    ---------------------------------------------------------------------------------------
              |                        ||    |                                                                      |
--------------------------------       ||    |    --------------------------------                  --------------------------------
|      ALLNATIONS, INC.        |       ||    |    |      NATIONWIDE GENERAL      |                  |        NECKURA HOLDING       |
|Common Stock:   10,330 Shares |       ||    |    |      INSURANCE COMPANY       |                  |       COMPANY (NECKURA)      |
|------------                  |       ||    |    |                              |                  |                              |
|                 Cost         |       ||    |    |Common Stock:    20,000       |                  |Common Stock:    10,000       |
|                 ----         |       ||    |    |------------     Shares       |                  |------------     Shares       |
|Casualty-18.6%   $88,320      |       ||    |    |                 Cost         |                  |                 Cost         |
|Fire-18.6%       $88,463      |       ||    |    |                 ----         |                  |                 ----         |
|Preferred Stock: 1,466 Shares |       ||    |----|Casualty-100%    $5,944,422   |         ---------|Casualty-100%    $87,943,140  |
|---------------               |       ||    |    |                              |         |        |                              |
|                 Cost         |       ||    |    |                              |         |        |                              |
|                 ----         |       ||    |    |                              |         |        |                              |
|Casualty-6.8%    $100,000     |       ||    |    |                              |         |        |                              |
|Fire-6.8%        $100,000     |       ||    |    |                              |         |        |                              |
--------------------------------       ||    |    --------------------------------         |        --------------------------------
                                       ||    |                                             |
--------------------------------       ||    |    --------------------------------         |        --------------------------------
|       FARMLAND MUTUAL        |       ||    |    |      NATIONWIDE PROPERTY     |         |        |           NECKURA            |
|      INSURANCE COMPANY       |       ||    |    |         AND CASUALTY         |         |        |       INSURANCE COMPANY      |
|Guaranty Fund                 |       ||    |    |       INSURANCE COMPANY      |         |        |                              |
|------------                  |=========    |----|Common Stock:    60,000       |         |--------|Common Stock:    6,000        |
|Certificate                   |--------     |    |------------     Shares       |         |        |------------     Shares       |
|-----------      Cost         |       |     |    |                 Cost         |         |        |                 Cost         |
|                 ----         |       |     |    |                 ----         |         |        |Neckura-         ----         |
|Casualty         $500,000     |       |     |    |Casualty-100%    $6,000,000   |         |        |100%             DM 6,000,000 |
--------------------------------       |     |    --------------------------------         |        --------------------------------
              |                        |     |                                             |
--------------------------------       |     |    --------------------------------         |        --------------------------------
|        F & B, INC.           |       |     |    |      COLONIAL INSURANCE      |         |        |         NECKURA LIFE         |
|                              |       |     |    |     COMPANY OF WINCONSIN     |         |        |       INSURANCE COMPANY      |
|Common Stock:    1 Share      |       |     |    |          (COLONIAL)          |         |        |                              |
|------------                  | ------|     |----|Common Stock:    1,750        |         |--------|Common Stock:   4,000         |
|                 Cost         |       |     |    |------------     Shares       |         |        |------------    Shares        |
|                 ----         |       |     |    |                 Cost         |         |        |                Cost          |
|Farmland                      |       |     |    |                 ----         |         |        |                ----          |
|Mutual-100%      $10          |       |     |    |Casualty-100%    $41,750,000  |         |        |Neckura-100%    DM 15,825,681 |
--------------------------------       |     |    --------------------------------         |        --------------------------------
                                       |     |                                             |
--------------------------------       |     |    --------------------------------         |        --------------------------------
|    COOPERATIVE SERVICE       |       |     |    |         SCOTTSDALE           |         |        |        NECKURA GENERAL       |
|          COMPANY             |       |     |    |      INSURANCE COMPANY       |         |        |       INSURANCE COMPANY      |
|Common Stock:    600 Shares   |       |     |    |            (SIC)             |         |        |                              |
|------------                  |       |     |    |Common Stock:    30,136       |         |        |Common Stock:    1,500        |
|                 Cost         |--------     |----|------------     Shares       | ----    |--------|------------     Shares       |
|                 ----         |             |    |                 Cost         |    |    |        |                 Cost         |
|Farmland         $3,506,173   |             |    |                 ----         |    |    |        |                 ----         |
|Mutual-100%                   |             |    |Casualty-100%    $150,000,000 |    |    |        |Neckura-100%     DM 1,656,925 |
|                              |             |    |                              |    |    |        |                              |
|                              |             |    |                              |    |    |        |                              |
--------------------------------             |    --------------------------------    |    |        --------------------------------
                                             |                                        |    |
--------------------------------             |    --------------------------------    |    |        --------------------------------
| NATIONWIDE AGRIBUSINESS      |             |    |          SCOTTSDALE          |    |    |        |       COLUMBUS INSURANCE     |
|    INSURANCE COMPANY         |             |    |        SURPLUS LINES         |    |    |        |      BROKERAGE AND SERVICE   |
|Common Stock:    1,000,000    |             |    |       INSURANCE COMPANY      |    |    |        |              GmbH            |
|------------     Shares       |------------ |    | Common Stock:    100,000     |    |    |        |Common Stock:    1 Share      |
|                              |             |    | ------------     Shares      | ---|    |--------|------------                  |
|                    Cost      |             |    |                              |    |    |        |                 Cost         |
|Casualty-99.9%      ----      |             |    |                   Cost       |    |    |        |                 ----         |
|Other Capital:   $26,714,335  |             |    |                   ----       |    |    |        |Neckura-100%     DM 51,639    |
|-------------                 |             |    | SIC-100%          $6,000,000 |    |    |        |                              |
|Casualty-Ptd.    $   713,576  |             |    |                              |    |    |        |                              |
--------------------------------             |    --------------------------------    |    |        --------------------------------
                                             |                                        |    |
--------------------------------             |    --------------------------------    |    |        --------------------------------
|    NATIONAL CASUALTY         |             |    |      NATIONAL PREMIUM &      |    |    |        |          LEBEN DIREKT        |
|          COMPANY             |             |    |    BENEFIT ADMINISTRATION    |    |    |        |        INSURANCE COMPANY     |
|           (NC)               |             |    |           COMPANY            |    |    |        |                              |
|Common Stock:    100 Shares   |             |    |Common Stock:    10,000       |    |    |        |Common Stock:    4,000 Shares |
|------------                  |-------------     |------------     Shares       |-----    ---------|------------                  |
|                 Cost         |                  |                 Cost         |         |        |                 Cost         |
|                 ----         |                  |                 ----         |         |        |                 ----         |
|Casualty-100%    $67,442,439  |                  |Scottsdale-100%  $10,000      |         |        |Neckura-100%     DM 4,000,000 |
|                              |                  |                              |         |        |                              |
|                              |                  |                              |         |        |                              |
--------------------------------                  --------------------------------         |        --------------------------------
              |                                                                            |
--------------------------------                  --------------------------------         |        --------------------------------
|    NCC OF AMERICA, LTD.      |                  |         SVM SALES            |         |        |          AUTO DIREKT         |
|        (INACTIVE)            |                  |            GmbH              |         |        |       INSURANCE COMPANY      |
|                              |                  |                              |         |        |                              |
|                              |                  |Common Stock:    50 Shares    |         |        |Common Stock:    1,500 Shares |
|                              |                  |------------                  |----------------- |------------                  |
|                              |                  |                 Cost         |                  |                 Cost         |
|NC-100%                       |                  |                 ----         |                  |                 ----         |
|                              |                  |Neckura-100%     DM 50,000    |                  |Neckura-100%     DM 1,643,149 |
|                              |                  |                              |                  |                              |
|                              |                  |                              |                  |                              |
--------------------------------                  --------------------------------                  --------------------------------


                                                                                                                        (right side)
                                                                                                            ------------------------
                                                                                                            | NATIONWIDE INSURANCE |
                                                                                                            | ENTERPRISE FOUNDATION|
                                                                                                            |                      |
                                                                                                            |      MEMBERSHIP      |
                                                                                                            |      NONPROFIT       |
                                                                                                            |     CORPORATION      |
                                                                                                            ------------------------
       -----------------------------------------------------------------------------
       |                                                                           |
       |                                                                           |
       |                           NATIONWIDE MUTUAL                               |
=======|                         FIRE INSURANCE COMPANY                            |
       |                                (FIRE)                                     |
       |                                                                           |
       |                                                                           |
       -----------------------------------------------------------------------------
                                                                       |
---------------                                                        --------------------------------------------------
              |                                                                                                         |
-----------------------------------------------------------------------------------------------------------------       |
  |                                          |                                                                  |       |
  |     --------------------------------     |    --------------------------------                ----------------------------------
  |     |         SCOTTSDALE           |     |    |         NATIONWIDE           |                |          NATIONWIDE            |
  |     |      INDEMNITY COMPANY       |     |    |      COMMUNITY URBAN         |                |          CORPORATION           |
  |     |                              |     |    |       REDEVELOPMENT          |                |                                |
  |     |                              |     |    |        CORPORATION           |                |Common Stock:    Control:       |
  |     |Common Stock:    50,000       |     |    |Common Stock:    10 Shares    |                |------------     -------        |
  |-----|------------     Shares       |     |----|------------                  |                |$13,642,432      100%           |
  |     |                 Cost         |     |    |                 Cost         |                |         Shares     Cost        |
  |     |                 ----         |     |    |                 ----         |                |         ------     ----        |
  |     |Casualty-100%    $8,800,000   |     |    |Casualty-100%    $1,000       |                |Casualty 12,992,922 $751,352,485|
  |     |                              |     |    |                              |                |Fire        649,510   24,007,936|
  |     |                              |     |    |                              |                |          (See Page 2)          |
  |     --------------------------------     |    --------------------------------                ----------------------------------
  |                                          |
  |     --------------------------------     |    --------------------------------
  |     |         NATIONWIDE           |     |    |          INSURANCE           |
  |     |      INDEMNITY COMPANY       |     |    |     INTERMEDIARIES, INC.     |
  |     |                              |     |    |                              |
  |-----|Common Stock:    28,000       |     |----|Common Stock:    1,615        |
  |     |------------     Shares       |     |    |------------     Shares       |
  |     |                 Cost         |     |    |                 Cost         |
  |     |                 ----         |     |    |                 ----         |
  |     |Casualty-100%    $294,529,000 |     |    |Casualty-100%    $1,615,000   |
  |     --------------------------------     |    --------------------------------
  |                                          |
  |     --------------------------------     |    --------------------------------
  |     |          LONE STAR           |     |    |       NATIONWIDE CASH        |
  |     |     GENERAL AGENCY, INC.     |     |    |      MANAGEMENT COMPANY      |
  |     |                              |     |    |Common Stock:    100 Shares   |
  ------|Common Stock:    1,000        |     |----|------------                  |
  |     |------------     Shares       |     |    |                 Cost         |
  |     |                 Cost         |     |    |                 ----         |
  |     |                 ----         |     |    |Casualty-90%     $9,000       |
  |     |Casualty-100%    $5,000,000   |     |    |NW Adv. Serv.     1,000       |
  |     --------------------------------     |    --------------------------------
  |                   ||                     |
  |     --------------------------------     |    --------------------------------
  |     |   COLONIAL COUNTY MUTUAL     |     |    |       CALIFORNIA CASH        |
  |     |      INSURANCE COMPANY       |     |    |          MANAGEMENT          |
  |     |                              |     |    |          (Inactive)          |
  |     |Surplus Debentures            |     |    |                              |
  |     |------------------            |     |----|                              |
  |     |                 Cost         |     |    |                              |
  |     |                 ----         |     |    |                              |
  |     |Colonial         $500,000     |     |    |Casualty-100%                 |
  |     |Lone Star         150,000     |     |    |                              |
  |     --------------------------------     |    --------------------------------
  |                                          |
  |     --------------------------------     |    --------------------------------
  |     |       TIG COUNTRYWIDE        |     |    |         THE BEAK AND         |
  |     |      INSURANCE COMPANY       |     |    |       WIRE CORPORATION       |
  |     |Common Stock     12,500       |     |    |                              |
   -----|------------     Shares       |     |    |Common Stock:    750 Shares   |
  |     |                              |     -----|------------                  |
  |     |                 Cost         |     |    |                 Cost         |
  |     |                 ----         |     |    |                 ----         |
  |     |Casualty-100%    $215,273,000 |     |    |Casualty-100%    $1,419,000   |
  |     |                              |     |    |                              |
  |     --------------------------------     |    |                              |
  |                                          |    --------------------------------
  |                                          |
  |     --------------------------------     |    --------------------------------
  |     |     NATIONWIDE INSURANCE     |     |    |  NATIONWIDE/DISPATCH LLC     |
  |     |   ENTERPRISE SERVICES, LTD.  |     |    |                              |
  |     |                              |     |    |                              |
  |     |Single Member Limited         |     |    |                              |
  - - - |Liability Company             |     - - -|                              |
        |                              |          |                              |
        |                              |          |                              |
        |Casualty-100%                 |          |Casualty-90%                  |
        |                              |          |                              |
        --------------------------------          |                              |
                                                  --------------------------------

Subsidiary Companies      -- Solid Line
Contractual Association   -- Double Lines
Limited Liability Company -- Dotted Line

December 31, 1997

                                                                                                                        (Left Side)

                                         ------------------------------------------------
                                        |              EMPLOYERS INSURANCE               |
                                        |                  OF WAUSAU                     |==========================================
                                        |               A MUTUAL COMPANY                 |
                                         ------------------------------------------------



























                              ------------------------------------------------------------------------------------------------------
                             |                                  |                                   |
                ---------------------------        ---------------------------        ---------------------------
               | NATIONWIDE LIFE INSURANCE |      |        NATIONWIDE         |      |   NATIONWIDE FINANCIAL    |
               |     COMPANY (NW LIFE)     |      |    FINANCIAL SERVICES     |      | INSTITUTION DISTRIBUTORS  |
               |                           |      |      CAPITAL TRUST        |      |   AGENCY, INC. (NFIDAI)   |
               | Common Stock: 3,814,779   |      | Preferred Stock:          |      | Common Stock:     1,000   |
               | ------------  Shares      |      | ---------------           |      | ------------      Shares  |
               |                           |      |                           |      |                           |
               | NFS--100%                 |      | NFS--100%                 |      | NFS--100%                 |
                ---------------------------        ---------------------------        ---------------------------
                               |                                                                    ||
 ---------------------------   |   ---------------------------        ---------------------------   ||   --------------------------
|    NATIONWIDE LIFE AND    |  |  |         NATIONWIDE        |      |     FINANCIAL HORIZONS    |  ||  |                          |
| ANNUITY INSURANCE COMPANY |  |  |  ADVISORY SERVICES, INC.  |      |    DISTRIBUTORS AGENCY    |  ||  |                          |
|                           |  |  |      (NW ADV. SERV.)      |      |      OF ALABAMA, INC.     |  ||  |                          |
| Common Stock: 66,000      |  |  | Common Stock: 7,676       |      | Common Stock: 10,000      |  ||  |    FINANCIAL HORIZONS    |
| ------------  Shares      |--|--| ------------  Shares      |==||  | ------------  Shares      |--||==|    DISTRIBUTORS AGENCY   |
|                           |  |  |                           |  ||  |                           |  ||  |       OF OHIO, INC.      |
|               Cost        |  |  |               Cost        |  ||  |               Cost        |  ||  |                          |
|               ----        |  |  |               ----        |  ||  |               ----        |  ||  |                          |
| NW Life -100% $58,070,003 |  |  | NW Life -100% $5,996,261  |  ||  | NFIDAI -100% $100         |  ||  |                          |
 ---------------------------   |   ---------------------------   ||   ---------------------------   ||   --------------------------
                               |                                 ||                                 ||
 ---------------------------   |   ---------------------------   ||   ---------------------------   ||   --------------------------
|         NWE, INC.         |  |  |        NATIONWIDE         |  ||  |    LANDMARK FINANCIAL     |  ||  |                          |
|                           |  |  |  INVESTORS SERVICES, INC. |  ||  |        SERVICES OF        |  ||  |                          |
|                           |  |  |                           |  ||  |       NEW YORK, INC.      |  ||  |                          |
| Common Stock: 100         |  |  | Common Stock: 5 Shares    |  ||  | Common Stock: 10,000      |  ||  |    FINANCIAL HORIZONS    |
| ------------  Shares      |--|  | ------------              |==||  | ------------  Shares      |--||==|    DISTRIBUTORS AGENCY   |
|                           |  |  |                           |  ||  |                           |  ||  |     OF OKLAHOMA, INC.    |
|               Cost        |  |  |                     Cost  |  ||  |               Cost        |  ||  |                          |
|               ----        |  |  |                     ----  |  ||  |               ----        |  ||  |                          |
| NW Life -100% $35,971,375 |  |  | NW Adv. Serv. -100% $5,000|  ||  | NFIDAI -100% $10,100      |  ||  |                          |
 ---------------------------   |   ---------------------------   ||   ---------------------------   ||   --------------------------
                               |                                 ||                                 ||
 ---------------------------   |   ---------------------------   ||   ---------------------------   ||   --------------------------
|   NATIONWIDE INVESTMENT   |  |  |    FINANCIAL HORIZONS     |  ||  |     FINANCIAL HORIZONS    |  ||  |                          |
|   SERVICES CORPORATION    |  |  |     INVESTMENT TRUST      |  ||  |      SECURITIES CORP.     |  ||  |                          |
|                           |  |  |                           |  ||  |                           |  ||  |                          |
| Common Stock: 5,000       |  |  |                           |  ||  | Common Stock: 10,000      |  ||  |    FINANCIAL HORIZONS    |
| ------------  Shares      |--|  |                           |==||  | ------------  Shares      |--||==|    DISTRIBUTORS AGENCY   |
|                           |  |  |                           |  ||  |                           |  ||  |       OF TEXAS, INC.     |
|               Cost        |  |  |                           |  ||  |               Cost        |  ||  |                          |
|               ----        |  |  |                           |  ||  |               ----        |  ||  |                          |
| NW Life -100% $529,728    |  |  |      COMMON LAW TRUST     |  ||  | NFIDAI -100% $153,000     |  ||  |                          |
 ---------------------------   |   ---------------------------   ||   ---------------------------   ||   --------------------------
                               |                                 ||                                 ||
 ---------------------------   |   ---------------------------   ||   ---------------------------   ||   --------------------------
|     NATIONWIDE REALTY     |  |  |         NATIONWIDE        |  ||  |   AFFILIATE AGENCY, INC.  |  ||  |                          |
|      PROPERTIES, LTD.     |  |  |         INVESTING         |  ||  |                           |  ||  |                          |
|                           |  |  |         FOUNDATION        |  ||  |                           |  ||  |                          |
| Units:                    |  |  |                           |  ||  | Common Stock: 100         |  ||  |          AFFILIATE       |
| ------                    - -|  |                           |==||  | ------------  Shares      |--||==|          AGENCY OF       |
|                           |  |  |                           |  ||  |                           |      |          OHIO, INC.      |
|                           |  |  |                           |  ||  |               Cost        |      |                          |
| NW Life -90%              |  |  |                           |  ||  |               ----        |      |                          |
| NW Mutual-10%             |  |  |      COMMON LAW TRUST     |  ||  | NFIDAI -100% $100         |      |                          |
 ---------------------------   |   ---------------------------   ||   ---------------------------        --------------------------
                               |                                 ||
 ---------------------------   |   ---------------------------   ||
|        NATIONWIDE         |  |  |         NATIONWIDE        |  ||
|       PROPERTIES, LTD.    |  |  |          INVESTING        |  ||
|                           |  |  |        FOUNDATION II      |  ||
| Units:                    - -|  |                           |  ||
| ------                    |     |                           |==||
|                           |     |                           |  ||
|                           |     |                           |  ||
| NW Life -97.6%            |     |                           |  ||
| NW Mutual -2.4%           |     |      COMMON LAW TRUST     |  ||
 ---------------------------       ---------------------------   ||
                                                                 ||
                                   ---------------------------   ||
                                  |         NATIONWIDE        |  ||
                                  |      SEPARATE ACCOUNT     |  ||
                                  |            TRUST          |  ||
                                  |                           |  ||
                                  |                           |__||
                                  |                           |
                                  |                           |
                                  |                           |
                                  |      COMMON LAW TRUST     |
                                   ---------------------------

                                                                                                                           (Center)
                                               NATIONWIDE INSURANCE ENTERPRISE (R)
                                         ------------------------------------------------
                                        |               NATIONWIDE MUTUAL                |
========================================|               INSURANCE COMPANY                |==========================================
                                        |                  (CASUALTY)                    |
                                         ------------------------------------------------
                                                                 |
                                                                 |        ----------------------------------------------------------
                                                                 |        |
                                               ---------------------------------------
                                              |    NATIONWIDE CORPORATION (NW CORP)   |
                                              |   Common Stock:           Control     |
                                              |   ------------            -------     |
                                              |    13,642,432               100%      |
                                              |              Shares      Cost         |
                                              |             ------      ----          |
                                              | Casualty    12,992,922   $751,352,485 |
                                              | Fire           649,510     24,007,936 |
                                               ---------------------------------------
                                                                  |-----------------------------------------------------------------
                                                    ---------------------------                      |
                                                   |    NATIONWIDE FINANCIAL   |                     |
                                                   |    SERVICES, INC. (NFS)   |                     |
                                                   |                           |                     |
                                                   | Common Stock: Control     |                     |
                                                   | ------------  -------     |                     |
                                                   |                           |                     |
                                                   |                           |                     |
                                                   | Class A     Public--100%  |                     |
                                                   | Class B     NW Corp--100% |                     |
                                                    ---------------------------                      |
                                                                  |                                  |
              ----------------------------------------------------------------------                 |
              |                               |                                    |                 |
 ---------------------------    ---------------------------         ---------------------------      |   -------------------------
|    IRVIN L. SCHWARTZ      |  | PUBLIC EMPLOYEES BENEFIT  |       |      NEA VALUEBUILDER     |     |  |    NATIONWIDE GLOBAL    |
|       & ASSOCIATES        |  |   SERVICES CORPORATION    |       |   INVESTOR SERVICES, INC. |     |  |      HOLDINGS, INC.     |
|                           |  |         (PEBSCO)          |       |             (NEA)         |     |  |                         |
| Common Stock: Control     |  | Common Stock: 236,494     |==||   | Common Stock: 500         |= || |  | Common Stock: 1 Share   |
| ------------  -------     |  | ------------  Shares      |  ||   | ------------  Shares      |  || |--| ------------            |
|                           |  |                           |  ||   |                           |  || |  |                         |
|                           |  |                           |  ||   |                           |  || |  |             Cost        |
| Class A     Other -100%   |  |                           |  ||   |                           |  || |  |             ----        |
| Class B     NFS -100%     |  | NFS -100%                 |  ||   | NFS -100%                 |  || |  | NW Corp-100%  $7,000,00 |
----------------------------   ----------------------------   ||   ----------------------------   || |  --------------------------
                                ---------------------------   ||    ---------------------------   || |
                               |         PEBSCO OF         |  ||   |     NEA VALUEBUILDER      |  || |  --------------------------
                               |          ALABAMA          |  ||   |     INVESTOR SERVICES     |  || |  |   MRM INVESTMENT, INC.  |
                               |                           |  ||   |     OF ALABAMA, INC.      |  || |  |                         |
                               | Common Stock: 100,000     |  ||   | Common Stock: 500         |  || |  |                         |
                               | ------------  Shares      |--||   | ------------  Shares      |--|| __ | Common Stock: 1 Share   |
                               |                           |  ||   |                           |  ||    | -----------             |
                               |               Cost        |  ||   |               Cost        |  ||    |                         |
                               |               ----        |  ||   |               ----        |  ||    |             Cost        |
                               | PEBSCO -100%  $1,000      |  ||   | NEA -100%      $5,000     |  ||    |             ----        |
                                ---------------------------   ||    ---------------------------   ||    | NW Corp.-100% $7,000,000|
                                                              ||                                  ||    --------------------------
                                ---------------------------   ||    ---------------------------   ||
                               |         PEBSCO OF         |  ||   |     NEA VALUEBUILDER      |  ||
                               |         ARKANSAS          |  ||   |     INVESTOR SERVICES     |  ||
                               |                           |  ||   |      OF ARIZONA, INC.     |  ||
                               | Common Stock: 50,000      |  ||   | Common Stock: 100         |  ||
                               | ------------  Shares      |--||   | ------------  Shares      |--||
                               |                           |  ||   |                           |  ||
                               |               Cost        |  ||   |               Cost        |  ||
                               |               ----        |  ||   |               ----        |  ||
                               | PEBSCO -100%  $500        |  ||   | NEA -100%     $1,000      |  ||
                                ---------------------------   ||    ---------------------------   ||
                                                              ||                                  ||
                                ---------------------------   ||    ---------------------------   ||
                               |  PEBSCO OF MASSACHUSETTS  |  ||   |     NEA VALUEBUILDER      |  ||
                               |  INSURANCE AGENCY, INC.   |  ||   |     INVESTOR SERVICES     |  ||
                               |                           |  ||   |      OF MONTANA, INC.     |  ||
                               | Common Stock: 1,000       |  ||   | Common Stock: 500         |  ||
                               | ------------  Shares      |--||   | ------------  Shares      |--||
                               |                           |  ||   |                           |  ||
                               |               Cost        |  ||   |               Cost        |  ||
                               |               ----        |  ||   |               ----        |  ||
                               | PEBSCO -100%  $1,000      |  ||   | NEA -100%     $500        |  ||
                                ---------------------------   ||    ---------------------------   ||
                                                              ||                                  ||
                                ---------------------------   ||    ---------------------------   ||     -------------------------
                               |         PEBSCO OF         |  ||   |     NEA VALUEBUILDER      |  ||    |    NEA VALUEBUILDER     |
                               |          MONTANA          |  ||   |     INVESTOR SERVICES     |  ||    |    INVESTOR SERVICES    |
                               |                           |  ||   |      OF NEVADA, INC.      |  ||    |      OF OHIO, INC.      |
                               | Common Stock: 500         |  ||   | Common Stock: 500         |  ||    |                         |
                               | ------------  Shares      |--||   | ------------  Shares      |--||====|                         |
                               |                           |  ||   |                           |  ||    |                         |
                               |               Cost        |  ||   |               Cost        |  ||    |                         |
                               |               ----        |  ||   |               ----        |  ||    |                         |
                               | PEBSCO -100%  $500        |  ||   | NEA -100%     $500        |  ||    |                         |
                                ---------------------------   ||    ---------------------------   ||    --------------------------
                                                              ||                                  ||
                                ---------------------------   ||    ---------------------------   ||     -------------------------
                               |         PEBSCO OF         |  ||   |     NEA VALUEBUILDER      |  ||    |    NEA VALUEBUILDER     |
                               |        NEW MEXICO         |  ||   |     INVESTOR SERVICES     |  ||    |    INVESTOR SERVICES    |
                               |                           |  ||   |      OF WYOMING, INC.     |  ||    |    OF OKLAHOMA, INC.    |
                               | Common Stock: 1,000       |  ||   | Common Stock: 500         |  ||    |                         |
                               | ------------  Shares      |--||   | ------------  Shares      |--||====|                         |
                               |                           |  ||   |                           |  ||    |                         |
                               |               Cost        |  ||   |               Cost        |  ||    |                         |
                               |               ----        |  ||   |               ----        |  ||    |                         |
                               | PEBSCO -100%  $1,000      |  ||   | NEA -100%     $500        |  ||    |                         |
                                ---------------------------   ||    ---------------------------   ||    --------------------------
                                                              ||                                  ||
                                ---------------------------   ||    ---------------------------   ||    --------------------------
                               |                           |  ||   |     NEA VALUEBUILDER      |  ||    |    NEA VALUEBUILDER     |
                               |                           |  ||   |    SERVICES INSURANCE     |  ||    |   INVESTOR SERVICES     |
                               |         PEBSCO OF         |  ||   |       AGENCY, INC.        |  ||    |     OF TEXAS, INC.      |
                               |        TEXAS, INC.        |  ||   | Common Stock: 100         |  ||    |                         |
                               |                           |==||   | ------------  Shares      |--||=== |                         |
                               |                           |       |                           |        |                         |
                               |                           |       |               Cost        |        |                         |
                               |                           |       |               ----        |        |                         |
                               |                           |       | NEA -100%     $1,000      |        |                         |
                                ---------------------------         ---------------------------         --------------------------

                                                                                                                            (Right)

                                         ------------------------------------------------
                                        |               NATIONWIDE MUTUAL                |
========================================|            FIRE INSURANCE COMPANY              |
                                        |                   (FIRE)                       |
                                         ------------------------------------------------
                                                                 |
-----------------------------------------------------------------|












----------------------------------------------------------------------------------------------
                              |                                |                              |
                ---------------------------         ------------------------------       ------------------------------
               |      GATES, MCDONALD        |     |   EMPLOYERS LIFE INSURANCE   |     |          NATIONWIDE          |
               |     & COMPANY (GATES)       |     |       OF WAUSAU (ELIOW)      |     |    HEALTH PLANS, INC. (NHP)  |
               |                             |     |                              |     |                              |
               | Common Stock:   254         |     | Common Stock:   250,000      |     | Common Stock:   100          |
           |-- | ------------    Shares      |  |--| ------------    Shares       |  |--| ------------    Shares       |
           |   |                             |  |  |                              |  |  |                              |
           |   |                 Cost        |  |  |                 Cost         |  |  |                 Cost         |
           |   |                 ----        |  |  |                 ----         |  |  |                 ----         |
           |   | NW CORP. -100%  $25,683,532 |  |  | NW CORP. -100%  $126,509,480 |  |  | NW CORP. -100%  $14,603,732  |
           |    -----------------------------   |   ------------------------------   |   ------------------------------
           |                                    |                                    |
           |    ---------------------------     |   ------------------------------   |   ------------------------------
           |   |  GATES, MCDONALD & COMPANY  |  |  |       WAUSAU PREFERRED       |  |  |    NATIONWIDE MANAGEMENT     |
           |   |      OF NEW YORK, INC.      |  |  |      HEALTH INSURANCE CO.    |  |  |         SYSTEMS, INC.        |
           |   |                             |  |  |                              |  |  |                              |
           |   | Common Stock:   3           |  |  | Common Stock:   200          |  |  | Common Stock:   100          |
           |-- | ------------    Shares      |  |--| ------------    Shares       |  |--| ------------    Shares       |
           |   |                             |     |                              |  |  |                              |
           |   |                 Cost        |     |                 Cost         |  |  | NHP             Cost         |
           |   |                 ----        |     |                 ----         |  |  |                 ----         |
           |   | GATES -100%     $106,947    |     | ELIOW -100%     $57,413,193  |  |  | Inc. -100%      $25,149      |
           |    -----------------------------       ------------------------------   |   ------------------------------
           |                                                                         |
           |    -----------------------------                                        |   ------------------------------
           |   |  GATES, MCDONALD & COMPANY  |                                       |  |            NATIONWIDE        |
           |   |         OF NEVADA           |                                       |  |          AGENCY, INC.        |
           |   |                             |                                       |  |                              |
           |   | Common Stock:   40          |                                       |  | Common Stock:   100          |
           |-- | ------------    Shares      |                                       |--| ------------    Shares       |
           |   |                             |                                          |                              |
           |   |                 Cost        |                                          |                 Cost         |
           |   |                 ----        |                                          | NHP             ----         |
           |   | Gates -100%     $93,750     |                                          | Inc. -99%       $116,077     |
           |    -----------------------------                                            ------------------------------
           |
           |    -----------------------------
           |   |       GATESMCDONALD         |
           |   |     HEALTH PLUS, INC.       |
           |   |                             |
           |   | Common Stock:   200         |
           |-- | ------------    Shares      |
               |                             |
               |                 Cost        |
               |                 ----        |
               | Gates -100%     $2,000,000  |
                -----------------------------









                                                                                Subsidiary Companies    --   Solid Line

                                                                                Contractual Association  --  Double Line

                                                                                Limited Liability Company -- Dotted Line





                                                                                                         December 31, 1997

                                                                                                                    Page 2

Item 31.      NUMBER OF CONTRACT OWNERS
              The number of contract Owners of Qualified and Non-Qualified Contracts as of April 30, 1998, was 5 and 1, respectively.


Item 32.      INDEMNIFICATION
              Provision is made in the Company's Amended Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of the Company, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio. Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable

Item 33.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS
              Not Applicable.

Item 34.      PRINCIPAL UNDERWRITER
              Not Applicable.

Item 35.      LOCATION OF ACCOUNTS AND RECORDS
              Robert O. Cline
              Nationwide Life Insurance Company
              One Nationwide Plaza
              Columbus, OH  43216

Item 36.      MANAGEMENT SERVICES
              Not Applicable

Item 37.      UNDERTAKINGS
              The Registrant hereby undertakes to:

              (a) File a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

              (b) Include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

              (c) Deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

              (d) Represent that the fees and charges deducted under the Contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.




                                    72 of 79

                                                   OFFERED BY


                                                   NATIONWIDE

                                                   LIFE  INSURANCE COMPANY


                                                   Group Common Stock
                                                   Variable Annuity Contracts


























                                                   Separate Account No. 1
                                                            PROSPECTUS
                                                           MAY 1, 1998




                                    73 of 79

    INDEPENDENT AUDITORS' CONSENT AND
    REPORT ON FINANCIAL STATEMENT SCHEDULES AND CONDENSED FINANCIAL INFORMATION


The Board of Directors of Nationwide Life Insurance Company and
Contract Owners of Nationwide Life Insurance Company Separate Account No. 1:


The audits referred to in our report on Nationwide Life Insurance Company (the Company) dated January 30, 1998, included the related financial statement schedules as of December 31, 1997, and for each of the years in the three-year period ended December 31, 1997, included in the registration statement. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

The audits referred to in our report on Nationwide Life Insurance Company Separate Account No. 1 dated February 20, 1998, included the related condensed financial information as of December 31, 1997, and for each of the years in the five-year period ended December 31, 1997, included in the registration statement. The condensed financial information is the responsibility of the Company's management. Our responsibility is to express an opinion on the condensed financial information based on our audits. In our opinion, such condensed financial information when considered in relation to the basic financial statements takes as a whole, present fairly in all material respects the information as set forth therein.


We consent to the use of our reports included herein and to the reference to our firm under the heading "Investment Advisory and Other Services" in the Statement of Additional Information.




                                                           KPMG Peat Marwick LLP


Columbus, Ohio
April 30, 1998




                                    74 of 79

                                                                     SCHEDULE I

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED SUMMARY OF INVESTMENTS -
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                            (in millions of dollars)

                             As of December 31, 1997

-----------------------------------------------------------------------------   -------------  --------------  ---------------
                                  Column A                                        Column B       Column C         Column D
-----------------------------------------------------------------------------   -------------  --------------  ---------------
                                                                                                                 Amount at
                                                                                                                which shown
                                                                                                                   in the
                                                                                                  Market        consolidated
                             Type of Investment                                     Cost           value       balance sheet
-----------------------------------------------------------------------------   -------------  --------------  ---------------
Fixed maturity securities available-for-sale:
   Bonds:
      U.S. Government and government agencies and authorities                    $  3,859.7     $  3,981.7      $  3,981.7
      States, municipalities and political subdivisions                                 1.6            1.6             1.6
      Foreign governments                                                              93.3           95.8            95.8
      Public utilities                                                              1,555.3        1,609.8         1,609.8
      All other corporate                                                           7,223.0        7,515.2         7,515.2
                                                                                 ----------     ----------      ----------
          Total fixed maturity securities available-for-sale                       12,732.9       13,204.1        13,204.1
                                                                                 ----------     ----------      ----------

Equity securities available-for-sale:
   Common stocks:
      Industrial, miscellaneous and all other                                          67.8           78.0            78.0
   Non-redeemable preferred stock                                                       -              2.4             2.4
                                                                                 ----------     ----------      ----------
          Total equity securities available-for-sale                                   67.8           80.4            80.4
                                                                                 ----------     ----------      ----------

Mortgage loans on real estate, net                                                  5,228.1                        5,181.6   (1)
Real estate, net:
   Investment properties                                                              254.9                          235.7   (1)
   Acquired in satisfaction of debt                                                    82.6                           75.7   (1)
Policy loans                                                                          415.3                          415.3
Other long-term investments                                                            27.9                           25.2   (2)
Short-term investments                                                                358.4                          358.4
                                                                                 ----------                     ----------
          Total investments                                                       $19,167.9                      $19,576.4
                                                                                 ==========                     ==========

----------
(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

See accompanying independent auditors' report.

                                                                  SCHEDULE III

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       SUPPLEMENTARY INSURANCE INFORMATION
                            (in millions of dollars)

   As of December 31, 1997, 1996 and 1995 and for each of the years then ended

--------------------------------   ----------------- -------------------- ------------------- ------------------ ---------------
              Column A                  Column B          Column C             Column D           Column E          Column F
--------------------------------   ----------------- -------------------- ------------------- ------------------ ---------------
                                        Deferred        Future policy                           Other policy
                                         policy       benefits, losses,        Unearned          claims and
                                      acquisition        claims and            premiums       benefits payable      Premium
              Segment                    costs          loss expenses            (1)                 (1)            revenue
-------------------------------   ------------------ -------------------- ------------------- ------------------ ---------------

1997: Variable Annuities                $1,018.4       $         -                                                 $     -
          Fixed Annuities                  277.9            14,103.1                                                    27.3
          Life Insurance                   472.9             2,683.4                                                   178.1
          Corporate and Other             (103.8)            1,916.3                                                     -
                                        --------       -------------                                               ---------
             Total                      $1,665.4           $18,702.8                                               $   205.4
                                        ========       =============                                               =========

1996: Variable Annuities                $  792.1       $         -                                                 $     -
          Fixed Annuities                  242.0            13,388.9                                                    24.0
          Life Insurance                   414.4             2,391.5                                                   174.6
          Corporate and Other              (82.0)            1,820.2                                                     -
                                        --------       -------------                                               ---------
             Total                      $1,366.5           $17,600.6                                               $   198.6
                                        ========       =============                                               =========

1995: Variable Annuities                $  569.8       $         -                                                 $     -
          Fixed Annuities                  220.7            12,759.3                                                    32.8
          Life Insurance                   366.9             2,282.6                                                   166.3
          Corporate and Other             (136.9)            1,730.0                                                     -
                                        --------       -------------                                               ---------
             Total                      $1,020.5       $    16,771.9                                               $   199.1
                                        ========       =============                                               =========


---------------------------------------------------- -------------------- ------------------- ------------------ ---------------
              Column A                  Column G          Column H             Column I           Column J          Column K
---------------------------------------------------- -------------------- ------------------- ------------------ ----------------
                                     Net investment   Benefits, claims,      Amortization           Other
                                         income          losses and       of deferred policy      operating         Premiums
              Segment                     (2)        settlement expenses  acquisition costs       expenses          written
                                                                                                     (2)
---------------------------------------------------- -------------------- ------------------- ------------------ ---------------

1997: Variable Annuities                $  (26.8)         $      5.9           $  87.8             $ 159.4
          Fixed Annuities                1,098.2               846.7              39.8                85.4
          Life Insurance                   189.1               227.5              39.6                94.5
          Corporate and Other              148.7               114.7               -                  45.6
                                        --------          ----------           -------             -------
             Total                      $1,409.2          $  1,194.8           $ 167.2             $ 384.9
                                        ========          ==========           =======             =======

1996: Variable Annuities                $  (21.4)         $      4.6           $  57.4             $ 132.3
          Fixed Annuities                1,050.6               838.5              38.6                79.7
          Life Insurance                   174.0               211.4              37.4                79.0
          Corporate and Other              154.6               106.1               -                  51.4
                                        --------          ----------           -------             -------
             Total                      $1,357.8          $  1,160.6           $ 133.4             $ 342.4
                                        ========          ==========           =======             =======

1995: Variable Annuities                $  (17.6)         $      2.9           $  26.3             $ 109.1
          Fixed Annuities                1,002.7               805.0              29.5                80.3
          Life Insurance                   171.2               202.0              31.0                68.8
          Corporate and Other              137.7               105.6              (4.1)               14.8
                                        --------          ----------           -------             -------
             Total                      $1,294.0          $  1,115.5           $  82.7             $ 273.0
                                        ========          ==========           =======             =======

----------
(1) Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.


See accompanying independent auditors' report.

                                                                    SCHEDULE IV

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                   REINSURANCE
                            (in millions of dollars)

   As of December 31, 1997, 1996 and 1995 and for each of the years then ended

-----------------------------------------------   ---------------  --------------  -------------   -------------   ------------
                   Column A                          Column B        Column C        Column D        Column E       Column F
-----------------------------------------------   ---------------  --------------  -------------   -------------   ------------
                                                                                                                   Percentage
                                                                     Ceded to        Assumed                        of amount
                                                      Gross            other        from other         Net           assumed
                                                      amount         companies      companies         amount         to net
                                                  ---------------  --------------  -------------   -------------   ------------

1997:
  Life insurance in force                           $ 52,648.4       $13,678.7       $  289.7      $  39,259.4           0.7%
                                                   ===========       =========       ========      ===========        =======

  Premiums:
    Life insurance                                  $    235.9       $    32.7       $    2.2      $     205.4           1.1%
    Accident and health insurance                        261.2           272.6           11.4              -             N/A
                                                   -----------       ----------      ---------     -----------        -------
        Total                                       $    497.1       $   305.3       $   13.6      $     205.4            6.6%
                                                   ===========       =========       =========     ===========        =======


1996:
  Life insurance in force                            $47,150.6       $11,164.6       $  288.6      $  36,274.6            0.8%
                                                   ===========       =========       ========      ===========        =======

  Premiums:
    Life insurance                                  $    225.6       $    29.3       $    2.3      $     198.6            1.2%
    Accident and health insurance                        291.9           305.8           13.9              -            N/A
                                                   -----------       ---------       --------      -----------        -------
        Total                                       $    517.5       $   335.1       $   16.2      $     198.6            8.2%
                                                   ===========       =========       ========      ===========        =======


1995:
  Life Insurance in force                            $41,087.9       $ 8,935.7       $  391.2      $  32,543.4            1.2%
                                                   ===========       =========       ========      ===========        =======

  Premiums:
    Life insurance                                  $    221.3       $    24.4       $    2.2      $     199.1            1.1%
    Accident and health insurance                        298.0           313.0           15.0              -            N/A
                                                   -----------       ---------       --------      -----------        -------
        Total                                       $    519.3       $   337.4       $   17.2      $     199.1            8.6%
                                                   ===========       =========       ========      ===========        =======

----------
Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and universal life insurance products.

See accompanying independent auditors' report.

                                                                    SCHEDULE V

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        VALUATION AND QUALIFYING ACCOUNTS
                            (in millions of dollars)

                  Years ended December 31, 1997, 1996 and 1995

---------------------------------------------------------------------------------------------------- ------------- -------------
                        Column A                            Column B             Column C              Column D      Column E
---------------------------------------------------  ----------------------------------------------- ------------- -------------
                                                           Balance at    Charged to     Charged to                  Balance at
                                                            beginning     costs and       other       Deductions      end of
Description                                                 of period     expenses       accounts        (1)          period
---------------------------------------------------   -------------------------------- ------------- ------------- -------------

1997:
  Valuation allowances - fixed maturity securities          $    -          $ 16.2         $  -          $ 16.2       $   -
  Valuation allowances - mortgage loans on real estate          51.0          (1.2)           -             7.3          42.5
  Valuation allowances - real estate                            15.2          (4.1)           -             -            11.1
                                                            --------        ------       -------        -------       -------
      Total                                                 $   66.2        $ 10.9         $  -          $ 23.5       $  53.6
                                                            ========        ======       =======        =======       =======


1996:
  Valuation allowances - mortgage loans on real estate      $   49.1        $  4.5         $  -          $  2.6       $  51.0
  Valuation allowances - real estate                            25.8         (10.6)           -             -            15.2
                                                            --------        ------       -------        -------       -------
      Total                                                 $   74.9        $ (6.1)        $  -          $  2.6       $  66.2
                                                            ========        ======       =======        =======       =======


1995:
  Valuation allowances - fixed maturity securities          $    -          $  8.9         $  -          $  8.9       $   -
  Valuation allowances - mortgage loans on real estate          46.4           7.4            -             4.7          49.1
  Valuation allowances - real estate                            27.3          (1.5)           -             -            25.8
                                                            --------        ------       -------        -------       -------
      Total                                                 $   73.7        $ 14.8         $  -          $ 13.6       $  74.9
                                                            ========        ======       =======        =======       =======

----------
(1) Amounts represent direct write-downs charged against the valuation allowance.




See accompanying independent auditors' report.

                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant, SEPARATE ACCOUNT NO. 1, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has caused this Post-Effective Amendment to be signed on its behalf in the City of Columbus, and State of Ohio, on this 30th day of April, 1998.



                                     SEPARATE ACCOUNT NO. 1
                 ---------------------------------------------------------------
                                         (Registrant)

                               NATIONWIDE LIFE INSURANCE COMPANY
                 ---------------------------------------------------------------
                                     (Insurance Company)



                                      By/s/JOSEPH P. RATH
                 ---------------------------------------------------------------
                                       Joseph P. Rath
                        Vice President- Product and Market Compliance


As required by the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities indicated on the 30th day of April, 1998.


              SIGNATURE                                    TITLE
              ---------                                    -----
LEWIS J. ALPHIN                                          Director
------------------------------------------
Lewis J. Alphin


A.I. BELL                                                Director
------------------------------------------
A.I. Bell


KEITH W. ECKEL                                           Director
------------------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                         Director
------------------------------------------
Willard J. Engel

FRED C. FINNEY                                           Director
------------------------------------------
Fred C. Finney

CHARLES L. FUELLGRAF, JR.                                Director
------------------------------------------
Charles L. Fuellgraf, Jr.

JOSEPH J. GASPER                               President/Chief Operating Officer
------------------------------------------              and Director
Joseph J. Gasper
                                            Chairman and Chief Executive Officer

DIMON R. MCFERSON                              Nationwide Insurance Enterprise
------------------------------------------              and Director
Dimon R. McFerson

DAVID O. MILLER                             Chairman of the Board and Director
------------------------------------------
David O. Miller


C. RAY NOECKER                                           Director
------------------------------------------
C. Ray Noecker


YVONNE L. MONTGOMERY                                     Director
------------------------------------------
Yvonne L. Montgomery


ROBERT A. OAKLEY                               Executive Vice President-Chief
------------------------------------------           Financial Officer
Robert A. Oakley

JAMES F. PATTERSON                                       Director
------------------------------------------
James F. Patterson

ARDEN L. SHISLER                                         Director
------------------------------------------
Arden L. Shisler

ROBERT L. STEWART                                        Director
------------------------------------------
Robert L. Stewart

NANCY C. THOMAS                                          Director
------------------------------------------
Nancy C. Thomas

HAROLD W. WEIHL                                          Director
------------------------------------------
Harold W. Weihl



           By/s/JOSEPH P. RATH
------------------------------------------
            Joseph P. Rath



                                    79 of 79